UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

UTZ BRANDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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utz BRANDS

ON THE BORDER
MEXICAN GRILL & CANTINA
Café Style

Unmatched Flavor Unequaled Results

2026 PROXY STATEMENT

The Utz portfolio of brands offers a broad range of snacks that are loved for their flavors and crafted quality. From the namesake Utz® brand that has been beloved for its family-crafted flavors since 1921, to the restaurant-inspired On The Border® Tortilla Chips, Salsas and Dips, to the better-for-you snacking of Boulder Canyon – Utz brands are made with the care and passion consumers love.

March 12, 2026

DEAR FELLOW

STOCKHOLDERS,

I invite you to attend our 2026 Annual Meeting of Stockholders to be held on Thursday, April 23, 2026, at 9:00 a.m. ET in a virtual format.

A glance back at 2025:

2025 was a year of solid progress across the Company as we operated in a dynamic environment. Through disciplined execution of our strategic priorities, we strengthened our foundation and advanced sustainable, long-term shareholder value.

In fiscal year 2025, our total Net Sales increased 2.1% to $1,438.8 million and Organic Net Sales increased 2.4%, with Branded Salty Snacks Organic Net Sales increasing 4.7%, driven by strength across our Power Four Brands and continued momentum in both our Core and Expansion Geographies.(1)

While navigating an evolving operating environment, our disciplined execution, productivity initiatives, and focused investments in distribution and brand-building enabled us to expand margins, improve profitability, and further enhance our competitive position.

Our Utz associates delivered several accomplishments during the year including the following:

•
Driving 2.9% annual retail sales growth, led by Power Four Brands which increased 5.0%.(2)
•
Gaining volume share in both Core and Expansion Geographies, reflecting strong performance across our key markets.
•
Increasing household penetration by 164 basis points to 50.2% and buyer repeat rates by 80 basis points to 70.2%.(2)
•
Outperforming across our branded portfolio, with Branded Salty Snacks Organic Net Sales up nearly 5%(1), highlighting strong consumer demand.
•
Expanding Adjusted Gross Margin through operational efficiency and disciplined cost management, supporting reinvestment in our brands and capabilities.
•
Investing significantly in our supply chain to enhance capacity, improve operational efficiency, and support long-term growth initiatives.

Our mission remains to become the fastest-growing pure-play U.S. salty snack company of scale by building a portfolio of consumer-loved brands coast-to-coast, developing world-class people and capabilities, and delivering top-tier financial performance. We believe the progress achieved in 2025 positions us well to achieve our mission as we enter 2026.

On behalf of the Utz Board of Directors and leadership team, we thank you for being a stockholder of Utz. Your vote is important.

Sincerely,

Howard Friedman

Chief Executive Officer

Utz Brands, Inc.

(1)See the description of the non-GAAP financial measures and reconciliation of the non-GAAP financial measures to the most comparable GAAP measures in the tables included in Annex A at Page A-1.

(2) Circana Total US MULO+ w/ convenience, custom Utz Brands hierarchy 52-weeks ended 12/28/2025.

THIS PROXY STATEMENT IS DATED March 12, 2026

AND IS BEING MAILED WITH THE FORM OF PROXY ON OR SHORTLY AFTER March 12, 2026.

2026 Proxy Statement	1

UTZ BRANDS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON Thursday, April 23, 2026	Hanover, Pennsylvania March 12, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Utz Brands, Inc., a Delaware corporation (the “Company”), will be held virtually on Thursday, April 23, 2026, at 9:00 a.m., Eastern Time. The meeting can be accessed by registering at http:\\register.proxypush.com/utz. Those who register will be provided a meeting link approximately one hour before the meeting start time. Through that link, you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend the Annual Meeting in person. Stockholders may only participate by following the registration procedure outlined below. We believe that a virtual Annual Meeting provides greater access to those who want to attend, and, therefore, we have chosen this format over an in-person meeting.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.
To elect four directors named herein to serve as the Class III directors on the Company’s Board of Directors (the “Board”) until the 2029 Annual Meeting of Stockholders and until such director's successor is elected and qualified;
2.
To vote on a non-binding, advisory resolution to approve executive compensation;
3.
To ratify the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending January 3, 2027; and
4.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Our Board recommends that you vote “FOR” each of the nominees named herein for Class III directors (Proposal No. 1); “FOR” approval of the non-binding, advisory resolution to approve executive compensation (Proposal No. 2 ); and “FOR” ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending January 3, 2027 (Proposal No. 3). Our Board of Directors has fixed the close of business on March 3, 2026 as the record date for determining the stockholders entitled to notice of the Annual Meeting.

Only stockholders of record as of such record date are entitled to vote at the Annual Meeting or any adjournments or postponements thereof. For 10 days prior to the Annual Meeting, a list of such stockholders will be available for inspection by any stockholder at our principal executive offices during normal business hours. Please request access by contacting me at tshea@utzsnacks.com or 312.933.9348.

We encourage you to access the Annual Meeting before the start time of 9:00 a.m., Eastern Time, on April 23, 2026. Stockholders will be able to join the meeting portal upon receipt of the meeting link, but the webcast will not open until 8:45 a.m., Eastern Time.

Whether or not you plan to attend the virtual Annual Meeting, our Board urges you to read the attached Proxy Statement and submit a proxy card or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy card or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our Annual Meeting and saves us significant postage and processing costs. For instructions on how to access the Annual Meeting, submit your proxy and/or voting instructions, please refer to “Questions and Answers About Our Annual Meeting — How Do I Vote?” beginning on page 70 of the attached Proxy Statement.

By Order of the Board,

Theresa R. Shea

Executive Vice President,

Chief Legal Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON April 23, 2026. THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K ARE AVAILABLE FOR VIEWING AND DOWNLOADING AT eqproxyportal.com/eq/UTZ.

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ITEM	PROPOSALS	BOARD’S VOTING RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)

1	Election of four Class III Directors named herein	FOR all the nominees	12-64

2	Non-binding, advisory vote to approve executive compensation	FOR	65

3	Ratification of the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending January 3, 2027	FOR	66-67

PROXY SUMMARY ▪ 2026 ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY

We are furnishing this Proxy Statement on behalf of the Board of Directors of Utz Brands, Inc., a Delaware corporation ("Utz" or the "Company"), for use at our 2026 Annual Meeting of Stockholders (our "Annual Meeting"), for the purposes set forth below and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held virtually, at 9:00 a.m., Eastern Time, on Thursday, April 23, 2026.

2026 Annual Meeting of Stockholders

DATE AND TIME April 23, 2026, 9:00 a.m., Eastern Time	PLACE Virtual Annual Meeting: Register in advance at register.proxypush.com/utz Meeting details will be sent to you one hour before the meeting begins.	RECORD DATE March 3, 2026	VOTING Holders of shares of our Class A Common Stock and Class V Common Stock are entitled to vote together as a single class on all matters. Each share is entitled to one vote.

Meeting Agenda and Voting Matters

2026 Proxy Statement	3

PROXY SUMMARY ▪ BOARD MEMBERS

Board Members

As of March 3, 2026, the record date for the Annual Meeting, our Board consisted of the following members:

NAME, AGE AND CLASS	TERM EXPIRATION	DIRECTOR SINCE[1]	PRIMARY OCCUPATION	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

John Altmeyer* 67 I	2027	2020	Vice Chairman, GAF Materials LLC

Timothy Brown* 63 III	2026	2020	Founder and Chief Executive Officer, Sageworth			Chair

Christina Choi* 48 III	2026	2020	Chief Marketing Officer, North America, Ralph Lauren

Roger Deromedi* 72 III	2026	2018	Lead Independent Director, Utz Brands, Inc., Former Chief Executive Officer, Kraft Foods

Antonio Fernandez* 66 II	2028	2018	President, AFF Advisors, LLC

Howard Friedman 56 I	2027	2022	Chief Executive Officer, Utz Brands, Inc.

Jason Giordano* 47 I	2027	2018	Senior Managing Director, CC Capital		Chair

B. John Lindeman* 56 I	2027	2020	President & Chief Executive Officer, Calavo Growers

Dylan Lissette 54 III	2026	2020	Chairperson, Utz Brands, Inc. Former Chief Executive Officer, Utz Brands, Inc.

Craig Steeneck* 68 II	2028	2018	Former Chief Financial Officer, Pinnacle Foods	Chair

Pamela Stewart* 50 II	2028	2022	Chief Customer Officer, Retail North America, The Coca-Cola Company

William Werzyn, Jr.* 49 II	2028	2024	Executive Chairman, Founder, and Chief Executive Officer of West Shore Home, LLC

*Denotes Independent Directors pursuant to New York Stock Exchange listing rules.

(1) Date refers to appointment as a director of Collier Creek (as defined below) prior to the Business Combination (as defined below) and Utz Brands, Inc. following the Business Combination.

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▪	Independent Lead Director of the Board	▪	10 of our 12 Board members are independent
▪	Stock ownership guidelines for our executive officers and directors	▪	Frequent executive sessions of our non-management directors
▪	Board oversight of risk management	▪	Annual Board and committee self-assessments

PROXY SUMMARY ▪ GOVERNANCE HIGHLIGHTS

Governance Highlights

The Board of Directors is committed to effective corporate governance practices. Some of the highlights include:

INDEPENDENCE

2
10
Independent
Not Independent

ETHNIC DIVERSITY

3
9
All Others
People of Color

GENDER DIVERSITY

2
10
Men
Women

AGE DIVERSITY

1
3
4
4
Average : 58
40s
50s
60s
70s

2026 Proxy Statement	5

PROXY SUMMARY ▪ Our Directors' Skills and Experience

Our Directors' Skills and Experience

We believe it is important that our Board is composed of individuals reflecting the diversity represented by our associates, our customers, and our communities. In recent years, our Nominating and Governance Committee has taken this priority to heart in its nominations process and increased our focus on the diversity of our Board. In response to feedback from stockholders, we are providing the below enhanced disclosure regarding the diversity and skill set of our Board. The knowledge, skills and experience reported below were reported to us by our directors through a self-assessment questionnaire, and are intended to identify specific knowledge, skills or experiences the director nominee will contribute or has contributed to the Board. The lack of a mark does not mean a director does not possess that specific knowledge, skill or experience. Each director nominee’s biography in “Proposal No. 1 Election of Directors” describes their qualifications and relevant experience in more detail.

Directors' Skills & Experience
Executive Management Experience
Financial Expertise
CPG Experience
Supply Chain Experience
Sales/Marketing Experience
Information Technology/ESG Experience

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PROXY SUMMARY ▪ EXECUTIVE COMPENSATION PRINCIPLES

Executive Compensation Principles

The core principles of our executive compensation program are to align the compensation of our executive officers with the long-term interests of our stockholders and to provide a total compensation opportunity that allows us to attract and retain talented executive officers and motivate them to achieve exceptional business results. Our compensation program is designed to address certain core principles:

Pay is weighted more heavily toward incentive compensation

We provide executive compensation through a total compensation program. This program consists of fixed and variable elements and performance-based pay designed to reward performance. Our total compensation is weighted more heavily toward incentive compensation in the form of short- and long-term incentives.

Executive officer goals are aligned with stockholder interests

The Company’s compensation program and goals are designed to align the interests of our executive officers with the long-term interests of our stockholders. Rewarding executive officer performance creates value for our stockholders.

Compensation is competitive with our peers in order to attract and retain talented associates

The Compensation Committee, along with Frederic W. Cook & Co., Inc. (“F.W. Cook”), its independent compensation consultant, and members of senior management annually review our significant compensation elements to enable the Company to attract and retain talented executive officers.

Key Features of our Executive Compensation Program

WHAT WE DO	Align executive compensation with stockholders’ returns through long-term incentives
Provide performance-based compensation for executives
Balance short- and long-term incentive awards
Use an appropriate peer group when establishing total compensation for our executives
Have caps on individual payouts in our management incentive plan
Maintain stock ownership guidelines for executive officers and directors
Retain an independent compensation consultant
WHAT WE DON’T DO
Incentivize participants to take excessive risk
Guarantee payment of annual bonuses
Allow repricing of stock options
Offer tax “gross-ups”
Pay dividends on stock options or on unvested restricted stock units or performance stock units
Offer excessive perquisites
Provide excise tax “gross-ups” upon termination or upon a change-in-control

We provide additional information regarding our executive compensation in our “Compensation Discussion and Analysis” beginning on page 31.

Our Board continues to believe that our executive compensation program and policies are effective in rewarding our executives for performance and for aligning their interests with the long-term interests of our stockholders.

2026 Proxy Statement	7

PROXY SUMMARY ▪ CORPORATE SUSTAINABILITY

Environmental, Social and Governance

In 2025, Utz maintained its commitment to transparency and accountability, informed by the principles outlined in the Sustainability Accounting Standards Board ("SASB") standards and the Task Force on Climate-related Financial Disclosures ("TCFD"). Utz’s 2024 Environmental, Social and Governance ("ESG") Report highlights continued progress in addressing key ESG priorities within the business and incorporation of relevant sustainability considerations into operations. These efforts are organized around Utz’s four pillars:

•
People: Promoting associate health and safety, cultural values, career training and development, communications, recruitment and hiring practices, and community engagement.
•
Planet: Focusing on environmental management, mitigating climate-related impacts and reduction of waste and water use.
•
Products: Driving innovation in packaging and sustainable agriculture practices, while maintaining high standards for product quality, safety, and transparency across the supply chain.
•
Governance: Upholding ethical business practices, accountability, and transparency in decision-making and governance structures.

Sustainable Business Practices:

Utz has advanced the integration of ESG considerations into its business practices, aligning them with stakeholder priorities and applicable regulatory requirements. The Nominating and Governance Committee provides oversight to the Company’s ESG initiatives, supported by cross-functional teams that embed sustainability into day-to-day operations. These teams drive key initiatives, ensuring continued alignment with stakeholder priorities and evolving regulatory standards.

Community:

Utz maintains a focus on being an engaged and responsible member of the communities it serves, and on cultivating an environment for associates in which diverse experiences and perspectives encourage collaboration and innovation.

Ethical Governance:

Integrity is a foundational principle of Utz’s operations. The Company’s Code of Ethics is provided to all associates at the time of onboarding and thereafter on an annual basis. An anonymous reporting mechanism is available for associates to raise concerns, which are promptly investigated. The Board of Directors provides oversight to facilitate transparency and the alignment of ESG priorities with corporate governance.

Employee Health, Safety, and Product Quality:

Utz prioritizes the health and safety of its workforce. In 2025, the Company enhanced workplace safety protocols and training programs across its facilities to support continued compliance with internal standards and regulatory requirements. Product quality and food safety were maintained through the reassessment of food safety plans, adherence to recognized certifications, and ongoing testing and auditing.

Environmental Stewardship:

Utz continues to advance its environmental stewardship efforts through ongoing evaluation and reduction of water usage, greenhouse gas emissions, and energy consumption. The Company applies the TCFD framework to assess climate-related risks and opportunities, integrating these considerations into corporate strategy. In 2025, Utz implemented measures to streamline operations across its facilities, enhancing operational efficiency and sustainability. These initiatives support improved resource utilization and reductions in greenhouse gas emissions, contributing to the Company’s ongoing environmental stewardship efforts.

At Utz, our dedication to these practices is integral to our business strategy and aligned with the Company’s core values. We believe these efforts support the Company’s long-term performance while contributing positively to environmental and social outcomes.

8

PROXY SUMMARY ▪ 2027 ANNUAL MEETING OF STOCKHOLDERS

Important Dates for 2027 Annual Meeting of Stockholders

In order to have a stockholder proposal included in the proxy statement for our 2027 Annual Meeting of Stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such proposal must be received by our Corporate Secretary no later than November 12, 2026.

Notice of a stockholder nomination for candidates for the Board or any other business to be considered at our 2027 Annual Meeting of Stockholders outside of the Rule 14a-8 framework must be received by the Company between December 24, 2026 and January 23, 2027 and contain the information required by our Amended and Restated By-Laws. Any notice of director nomination submitted to the Company must include the information required by Rule 14a-19(b) under the Exchange Act.

2026 Proxy Statement	9

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GENERAL INFORMATION

PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON Thursday, April 23, 2026 GENERAL INFORMATION	UTZ BRANDS, INC. 900 High Street Hanover, Pennsylvania 17331 (717) 637-6644

We are furnishing this Proxy Statement on behalf of the Board of Directors (the “Board” or "Board of Directors") of Utz Brands, Inc., a Delaware corporation (the "Company"), for use at our virtual 2026 Annual Meeting of Stockholders at 9:00 a.m., Eastern Time, on Thursday, April 23, 2026, or at any adjournment or postponement of the meeting (the “Annual Meeting”), for the purposes set forth below and in the accompanying Notice of Annual Meeting of Stockholders.

Utz Brands, Inc. was formed upon the closing (the “Closing”) of the business combination (the “Business Combination”) of Utz Brands Holdings, LLC (“UBH”) with Collier Creek Holdings (“CCH”), a special purpose acquisition company, on August 28, 2020, at which time CCH changed its name to “Utz Brands, Inc.”

In connection with the Closing of the Business Combination, we entered into an Investor Rights Agreement dated August 28, 2020 (as amended in 2021 and in 2024, the “Investor Rights Agreement”) with certain counterparties including: (a) the “Continuing Members” of UBH, consisting of Series U of UM Partners, LLC and Series R of UM Partners, LLC and (b) the “Founder Holders” consisting of certain founder members of Collier Creek Partners LLC (the “Sponsor” of CCH), which was dissolved in October 2020, and their family members (together with the Sponsor, the “Sponsor Parties”).

We refer to the Investor Rights Agreement throughout this Proxy Statement. Please see “Related Party Transactions — Investor Rights Agreement” for additional details regarding the terms of the Investor Rights Agreement.

As used in this Proxy Statement, unless otherwise noted or unless the context otherwise requires, the terms “we,” “us,” “Utz,” and the “Company” and similar references refer to Utz Brands, Inc. and its consolidated subsidiaries. Unless otherwise noted or unless the context otherwise requires, “CCH” or “Collier Creek” refers to Collier Creek Holdings prior to the consummation of the Business Combination. The term “Board” refers to our Board of Directors.

On or about March 12, 2026, we will begin mailing to all stockholders entitled to vote at the Annual Meeting this Proxy Statement and the enclosed proxy materials. Although not part of this Proxy Statement, we will also mail with this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended December 28, 2025, containing our financial statements for the fiscal year ended December 28, 2025.

2026 Proxy Statement	11

Proposal No. 1:

ELECTION OF DIRECTORS

Our Board is divided into three classes, each serving staggered, three-year terms:

▪
Our Class I directors are John Altmeyer, Howard Friedman, Jason Giordano and B. John Lindeman, and their current terms expire at the 2027 Annual Meeting of Stockholders;
▪
Our Class II directors are Antonio Fernandez, Craig Steeneck, Pamela Stewart and William Werzyn, Jr., and their current terms expire at the 2028 Annual Meeting of Stockholders; and
▪
Our Class III directors are Timothy Brown, Christina Choi, Roger Deromedi and Dylan Lissette, and their current terms expire at the Annual Meeting.

Action will be taken at the Annual Meeting for the election of four Class III directors, Timothy Brown, Christina Choi, Roger Deromedi and Dylan Lissette. Each of the nominees is currently a director of the Company. Each director elected at the Annual Meeting will serve until the 2029 Annual Meeting of Stockholders and until his/her successor is elected and qualified.

The Board has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if some unexpected occurrence should require the substitution by the Board of some other person or persons for any one or more of the nominees, then the proxies may be voted in accordance with the discretion of the named proxies “FOR” such substitute nominees.

Under the Investor Rights Agreement, subject to certain step-down provisions, the Company, the Founder Holders and the Continuing Members will take all necessary action (to the extent such actions are not prohibited by applicable law and within such party’s control, and in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that the Company’s directors may have in such capacity) (such actions, the “Necessary Action”) to include in the slate of nominees recommended by the Board for election as directors at each Annual or Special Meeting of Stockholders at which directors are to be elected a certain number of director nominees recommended by each of the Continuing Members (the “Continuing Member Nominees”) and following the dissolution of the Sponsor, the Sponsor Representative (the “Sponsor Nominees”) to be members of our Board of Directors. As of the date of this Proxy Statement, the Continuing Members are entitled to designate five Continuing Member Nominees and the Sponsor Representative is entitled to designate four Sponsor Nominees under the Investor Rights Agreement. Mr. Deromedi is a Sponsor Nominee, and Mr. Brown and Mr. Lissette are Continuing Member Nominees. For more information on the Investor Rights Agreement and other stockholders’ agreements, see “Related Party Transactions— Investor Rights Agreement” on page 62.

Vote Required

With regard to this Proposal No. 1 (Election of Directors), votes may be cast for the nominees or may be withheld. Each director nominee was recommended by the Nominating and Corporate Governance Committee of the Board, and all nominees are current directors. The election of directors requires a plurality of the votes cast and, therefore, the four nominees receiving the greatest number of votes will be elected. Proxies can be voted for only four nominees. Votes that are withheld and broker non-votes are not considered “votes cast” and, therefore, will have no effect on the outcome of Proposal No. 1.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL CLASS III NOMINEES LISTED IN PROPOSAL NO. 1 FOR ELECTION TO SERVE A THREE-YEAR TERM ON THE BOARD.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS ▪ DIRECTORS OF UTZ BRANDS, INC.

DIRECTORS OF UTZ BRANDS, INC.

The name, age as of the Record Date, principal occupation for the last five years, selected biographical information and period of service for each of the nominees for election as directors and for the continuing directors are set forth below.

NAME, AGE AND CLASS	TERM EXPIRATION	INDEPENDENCE	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
John Altmeyer 67 I	2027
Timothy Brown 63 III	2026				Chair
Christina Choi 48 III	2026
Roger Deromedi 72 III	2026
Antonio Fernandez 66 II	2028
Howard Friedman 56 I	2027
Jason Giordano 47 I	2027			Chair
B. John Lindeman 56 I	2027
Dylan Lissette 54 III	2026
Craig Steeneck 68 II	2028		Chair
Pamela Stewart 50 II	2028
William Werzyn, Jr. 49 II	2028

2026 Proxy Statement	13

PROPOSAL NO. 1: ELECTION OF DIRECTORS ▪ DIRECTORS OF UTZ BRANDS, INC.

Class I Directors for Election at the 2027 Annual Meeting of Stockholders

John Altmeyer Age: 67

Career Highlights

Mr. Altmeyer has served as a member of the Board of Directors of the Company since August 2020. In January 2026, Mr. Altmeyer assumed the role of Vice Chairman of GAF Materials, LLC, a roofing and waterproofing manufacturer. From January 2023 to January 2026, Mr. Altmeyer served as Chief Executive Officer of GAF Materials, LLC. Prior to that role, Mr. Altmeyer served as GAF’s Executive Chairperson, Commercial from January 2021 to January 2023. Mr. Altmeyer served as the President and Chief Executive Officer of Carlisle Construction Materials, a division of Carlisle Companies Incorporated (NYSE: CSL), from July 1997 to September 2018. Carlisle Construction Materials is principally engaged in the manufacture and sale of rubber and thermoplastic roofing systems and other products with roofing applications for commercial and residential buildings. Mr. Altmeyer also has served as a Member of the Board of Directors of EMCOR Group, Inc. (NYSE: EME), a mechanical and electrical construction, industrial and energy infrastructure and facilities services company, since 2014. As part of his service on the EMCOR Board of Directors, Mr. Altmeyer currently serves on the governance committee of EMCOR and has served as the Chair of the compensation committee of EMCOR since 2018. Mr. Altmeyer also served on the audit committee of EMCOR from 2014 through 2018. Additionally, Mr. Altmeyer served as a member of the Board of Directors of Berkshire Hills Bancorp (NYSE: BHLB), a bank holding company, from 2012 to 2014. Mr. Altmeyer also served on the Board of Directors of Tecta America, a roofing contracting and services business, from March 2019 until January 2021. Mr. Altmeyer earned his B.S. degree from Cornell University and his M.B.A. from Harvard Business School.

Qualifications

Mr. Altmeyer’s qualifications to serve on our Board of Directors include his substantial financial, operations, investment and acquisition experience, and his experience serving as a public company director.

Howard Friedman Age: 56

Career Highlights

Mr. Friedman joined Utz in December 2022 and serves as the Company’s Chief Executive Officer and a member of the Board of Directors, having assumed that role upon his appointment to Chief Executive Officer in December 2022. Prior to his role at Utz, Mr. Friedman gained over 25 years of experience in the food and beverage industry, including serving as Chief Operating Officer of Post Holdings, an American consumer packaged goods holding company (NYSE: POST), from July 2021 to December 2022, and as President and Chief Executive Officer of Post Consumer Brands, Post Holdings’ flagship cereal business, from July 2018 to July 2021. Prior to serving in these positions, Mr. Friedman served as Executive Vice President, Refrigerated at The Kraft Heinz Company, an American multinational food company (Nasdaq: KHC), leading Kraft’s most prominent business unit from July 2016 to May 2018. Prior to serving as Executive Vice President, Refrigerated at The Kraft Heinz Company, Mr. Friedman served for over 20 years at The Kraft Heinz Company, serving in roles including general management, sales and marketing.

Mr. Friedman began his career in the United States Army, serving in the United States and overseas, completing his service as a Captain. He holds a B.A. from Dickinson College and an M.B.A. in Marketing and Finance from New York University’s Stern School of Business.

Qualifications

Mr. Friedman’s qualifications to serve on our Board of Directors include his significant financial, marketing and operational experience in the food and beverage industry.

14

PROPOSAL NO. 1: ELECTION OF DIRECTORS ▪ DIRECTORS OF UTZ BRANDS, INC.

Jason Giordano Age: 47

Career Highlights

Mr. Giordano has served as a member of the Board of Directors of the Company since August 2020. Mr. Giordano was the Co-Executive Chairperson, Principal Executive Officer and Principal Financial and Accounting Officer of Collier Creek from June 1, 2018 until August 2020. Mr. Giordano has over 20 years of investment and acquisition experience, with a focus in the consumer goods and related sectors. Mr. Giordano has been a Senior Managing Director at CC Capital (affiliates of whom are indirect owners of Utz securities through CC Collier Holdings LLC), a private investment firm, since November 2018. Mr. Giordano was EVP Corporate Development for CC Neuberger Principal Holdings II, a special purpose acquisition company, from July 2020 until July 2022, and was EVP Corporate Development for CC Neuberger Principal Holdings III, a special purpose acquisition company, from August 2020 to November 2023. Previously, Mr. Giordano was a Managing Director in the private equity group at Blackstone where he oversaw investments in the consumer, education, packaging and chemicals sectors. During his tenure at Blackstone from 2006 to October 2017, Mr. Giordano was involved in 12 initial and follow-on acquisitions representing over $10 billion of transaction value, including several investments in consumer, retail and related businesses. Prior to Blackstone, Mr. Giordano was a private equity investment professional at Bain Capital, LP, a leading multi-asset alternative investment firm, and an investment banker with Goldman, Sachs, & Co., a leading global investment banking, securities and investment management firm. Mr. Giordano previously served on the boards of directors of Pinnacle Foods, Inc., a U.S.-based manufacturer and marketer of branded food products, from 2007 to September 2015; Crocs, Inc. (Nasdaq: CROX), a global supplier of branded footwear, from January 2015 to October 2017; AVINTIV, a global supplier of specialty materials primarily sold to consumer goods manufacturers, from January 2011 to October 2015; and Ascend Learning, LLC, a provider of online professional training tools and educational software, from July 2017 to October 2017. Mr. Giordano currently serves on the Board of Visitors of the Nelson A. Rockefeller Center for Public Policy at Dartmouth College. Mr. Giordano earned an M.B.A. with high distinction from Harvard Business School, where he was a Baker Scholar, and earned an A.B. with high honors in Economics from Dartmouth College.

Qualifications

Mr. Giordano’s qualifications to serve on our Board of Directors include his substantial investment and acquisition experience at blue chip financial institutions, his in-depth knowledge and strong network of relationships in consumer and related sectors, and his experience serving as a director for various public and private companies.

B. John Lindeman Age: 56

Career Highlights

Mr. Lindeman has served as a member of the Board of Directors of the Company since August 2020. Mr. Lindeman currently serves as the President and Chief Executive Officer at Calavo Growers, Inc. (Nasdaq-GS:CVGW), a global avocado-industry leader and expanding provider of value-added fresh food, having served in this role since December 2025. Prior to his current role, Mr. Lindeman served as the Chief Executive Officer and a member of the board of directors of Hydrofarm Holdings Group, Inc. (Nasdaq: HYFM), a wholesaler and manufacturer of hydroponics equipment and commercial horticultural products, having served in that role from January 2025 until December 2025. Mr. Lindeman served as Chief Financial Officer of Hydrofarm Holdings from March 2020 to December 2024. From August 2015 until March 2020 Mr. Lindeman served as Chief Financial Officer and Corporate Secretary at Calavo Growers, Inc., where he was responsible for the finance, accounting, IT and human resource functions. Mr. Lindeman has also served as a member of the board of directors of Calavo Growers, Inc. since June 2024, and served as a member of the audit committee of Calavo Growers, Inc. from June 2024 to December 2025. Prior to joining Calavo, Mr. Lindeman held various leadership positions within the finance and investment banking industries, including serving as managing director at Sageworth Trust Company, a provider of investment management, fiduciary and planning services to highly successful individuals and families, from March 2015 to July 2015; Managing Director and co-head of the consumer and retail group at Janney Montgomery Scott, a financial advisory firm, from August 2009 to March 2015; Managing Director at Stifel Nicolaus, a full service brokerage and investment banking firm, from December 2005 to August 2009; and Principal at Legg Mason, a global asset management leader, from October 1999 to December 2005. Prior to joining Legg Mason, Mr. Lindeman was a Manager at PricewaterhouseCoopers LLP, a global network of firms delivering assurance, tax, and consulting services, from August 1996 to October 1999. Mr. Lindeman is a Chartered Financial Analyst and holds a B.S. in Business Administration from the University of Mary Washington.

Qualifications

Mr. Lindeman’s qualifications to serve on our Board of Directors include his significant financial and operational experience, including experience as chief executive officer and chief financial officer of various public companies.

2026 Proxy Statement	15

PROPOSAL NO. 1: ELECTION OF DIRECTORS ▪ DIRECTORS OF UTZ BRANDS, INC.

Class II Directors Continuing in Office until the 2028 Annual Meeting of Stockholders

Antonio Fernandez Age: 66

Career Highlights

Mr. Fernandez has served as a member of the Board of Directors of the Company since August 2020 and served as a member of the Board of Directors of Collier Creek from October 2018 to August 2020. Mr. Fernandez served as Executive Vice President and Chief Supply Chain Officer of Pinnacle Foods, a packaged foods company, from February 2011 to June 2016, where he was responsible for managing all aspects of the supply chain including procurement, manufacturing, distribution, product quality, innovation and sustainability. Mr. Fernandez also led Pinnacle Foods’ “maximizing value through productivity” continuous improvement initiatives, realizing gross savings of approximately 4% of cost of products sold annually. Mr. Fernandez was a key leader and closely involved in Pinnacle Foods’ acquisition, integration and synergy realization efforts. Prior to Pinnacle Foods, Mr. Fernandez was Senior Vice President, Operations Excellence at Kraft Foods, Inc., an American food manufacturing and processing conglomerate, from 2010 to 2011. Prior to Kraft, Mr. Fernandez was Chief Supply Chain Officer at Cadbury PLC, or Cadbury, a British multinational confectionery company, from 2008 to 2010, where he managed a supply chain with total costs of approximately $7 billion, 67 manufacturing facilities and over 20,000 employees. From 2000 to 2008, Mr. Fernandez held several senior supply chain roles within Cadbury. Prior to Cadbury, Mr. Fernandez held various supply chain and related roles at Dr. Pepper, an American multinational soft drink company, PepsiCo, Inc. (Nasdaq: PEP), an American multinational food, snack, and beverage corporation, and Procter & Gamble Co. (NYSE: PG), an American multinational consumer goods corporation. Mr. Fernandez is currently the President of AFF Advisors, LLC, an independent consulting firm focused on improving supply chain performance, supporting acquisition due diligence and merger integrations. Mr. Fernandez was also a Senior Advisor with McKinsey & Company, an American worldwide management consulting firm, from July 2017 to August 2019. Mr. Fernandez served on the board of directors of Liberty Property Trust (NYSE: LPT), a leading industrial real estate investment trust, from November 2014 until its merger with Prologis, Inc. (NYSE: PLD), a real estate investment trust headquartered in San Francisco, CA, in February 2020 and Green Rabbit, a privately held leading e-commerce cold chain logistics provider to the food industry, from February 2021 through August 2023. Mr. Fernandez has served on the Board of Directors with Americold Realty Trust (NYSE: COLD), the world’s largest publicly traded REIT, since May 2019; and as a Trustee of Lafayette College since May 2017. In May 2025, Mr. Fernandez earned a certificate for completion of NYU Law - Nasdaq Center for Board Excellence Cyber Security Scholar Program. Mr. Fernandez received a Bachelor of Science in Chemical Engineering from Lafayette College.

Qualifications

Mr. Fernandez’s qualifications to serve on our Board of Directors include his substantial supply chain and operations experience at several publicly traded consumer companies, his record of realizing cost efficiencies and integrating acquisitions, and his experience serving as a director of a public company.

Craig Steeneck Age: 68

Career Highlights

Mr. Steeneck has served as a member of the Board of Directors of Utz since August 2020 and served as a member of the Board of Directors of Collier Creek from November 2018 until August 2020. Mr. Steeneck served as the Executive Vice President and Chief Financial Officer of Pinnacle Foods, a packaged foods company, from July 2007 to January 2019, where he oversaw the company’s financial operations, treasury, tax, investor relations, corporate development and information technology functions and was an integral part of Pinnacle Foods’ integration team for several of its acquisitions. From 2005 to 2007, Mr. Steeneck served as Executive Vice President, Supply Chain Finance and IT of Pinnacle Foods, helping to redesign the supply chain to generate savings and improve financial performance. Pinnacle Foods was sold to ConAgra Brands (NYSE: CAG) in October 2018. From 2003 to 2005, Mr. Steeneck served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Cendant Timeshare Resort Group (now Wyndham Hotels and Resorts Inc.), an American timeshare company, playing key roles in wide-scale organization of internal processes and staff management. From 2001 to 2003, he served as Chief Financial Officer of Resorts Condominiums International (now Wyndham Hotels and Resorts, Inc.), an American timeshare exchange company. From 1999 to 2001, Mr. Steeneck was the Chief Financial Officer of International Home Foods, Inc., a manufacturer of packaged food products acquired by ConAgra Foods in 2000. Mr. Steeneck has served on the Board of Directors and as chairperson of the audit committee of Freshpet, Inc. (Nasdaq: FRPT), an American pet food company, since November 2014; as a member of the Operations Committee at Freshpet from October 2024 to present; and as a director of KIND Inc., a snack food company, from May 2019 to June 2020. Mr. Steeneck served as member of the Board of Directors of Hostess Brands, Inc. (Nasdaq: TWNK) from November 2016 until November 2023, when it was sold to J.M. Smucker Company. Mr. Steeneck served as a member of the audit committee of Hostess from November 2016 to November 2023, as the lead independent director from January 2019 to December 2019 and chairperson of the audit committee from November 2016 to June 2022. Mr. Steeneck serves as a member of the Board of Directors of Pete & Gerry’s Organics, a family-run business known for producing USDA Certified Organic and Certified Humane® free-range eggs from hens raised on family farms, having assumed this position in October 2025. Mr. Steeneck received his B.S. in Accounting from the University of Rhode Island.

Qualifications

Mr. Steeneck’s qualifications to serve on our Board of Directors include his substantial financial operations, investment and acquisition experience, and his experience serving as a director for public companies.

16

PROPOSAL NO. 1: ELECTION OF DIRECTORS ▪ DIRECTORS OF UTZ BRANDS, INC.

Pamela Stewart Age: 50

Career Highlights

Ms. Stewart has served as a member of the Board of Directors of the Company since January 2022. Ms. Stewart currently serves as the Chief Customer Officer – Retail North America at The Coca-Cola Company (NYSE: KO), an American multinational beverage corporation, having assumed that role in January 2023. Prior to this role, Ms. Stewart served as President, West Zone Operations, North America Operating Unit for The Coca-Cola Company from January 2021 to December 2022. Prior to serving as President, West Zone Operations, North America Operating Unit, Ms. Stewart served as Senior Vice President, National Retail Sales from December 2018 to December 2020. From March 2015 to December 2018, Ms. Stewart served as Vice President, National Retail Sales – Publix at The Coca-Cola Company. During her 20-plus year tenure at Coca-Cola, Ms. Stewart has held leadership positions across finance, revenue growth management, sales, operations, and general management. Ms. Stewart brings a wide range of food and beverage experiences, particularly in working with major retailers and developing new business. Ms. Stewart formerly served as the Chair of the board of directors of GLAAD, having served in that role November 2016 to November 2022. Ms. Stewart also serves as a member of the board of directors of the Retail Industry Leaders Association, having served in this role since January 2023, serves as a member of the board of directors of National Restaurant Association, having served since January 2022, and serves as a member of the board of directors of 3DE by Junior Achievement, having served since November 2020. Ms. Stewart also currently serves as a member of the board of directors of the Coca-Cola Scholars Foundation, having served in this role since January 2021, and as a member of the Board of Directors of the Food Marketing Institute Foundation, having served in this role since January 2023. Ms. Stewart also serves on the Global Advisory Board of OUT Leadership having served in that role since January 2021. Ms. Stewart received a B.B.A. from Georgia State University and an M.B.A. from Oglethorpe University and holds a Harvard Business School executive education certification. She also is a graduate of the Golden Crown Literary Society Writing Academy and Leadership Atlanta.

Qualifications

Ms. Stewart’s qualifications to serve on our Board of Directors include her substantial experience in a leading consumer packaged goods company in the area of sales and sales operations.

William Werzyn, Jr. Age: 49

Career Highlights

Mr. Werzyn has served as a member of the Board of Directors since August 2024. Mr. Werzyn currently serves as the Chief Executive Officer of West Shore Home, LLC, one of the largest direct-to-consumer home remodeling companies in the United States with over 41 locations in 21 states, having served in this role since June 2006, and has served as Executive Chairman of West Shore Home, LLC since October 2020. Mr. Werzyn received a B.S. from The Pennsylvania State University.

Qualifications

Mr. Werzyn’s qualifications to serve on our Board of Directors include his entrepreneurial background and his technology experience, combined with his business acumen.

2026 Proxy Statement	17

PROPOSAL NO. 1: ELECTION OF DIRECTORS ▪ DIRECTORS OF UTZ BRANDS, INC.

Class III Nominees For Election At This Year's Annual Meeting of Stockholders

Timothy Brown Age: 63

Career Highlights

Mr. Brown has served as a member of the Board of Directors of the Company since August 2020. Since 2001 Mr. Brown has served as the Founder and CEO of Sageworth, an entity comprised of Sageworth Holdings, LLC (“Sageworth Holdings”), Sageworth Trust Company and Sageworth Trust Company of South Dakota which collectively provide investment management, fiduciary, planning, and advisory services to highly successful individuals and families. As an attorney, accountant and the Founder and Chief Executive Officer of Sageworth, Mr. Brown brings extensive business, financial, legal, accounting, and investment knowledge to his position on the Board. Mr. Brown serves as Vice Chair of High Holdings Corporation, which owns the voting stock of a private, diversified steel, concrete, and real estate company, having served in that role since September 2021. Mr. Brown also serves on the Board of Directors of Penn State Health, a large hospital system, having served in that role since November 2018, and chaired the Penn State Health Finance Committee from November 2018 to September 2023 and the Investment Committee from February 2019 to September 2023, and was a member of its Executive Committee from July 2020 to September 2023. Mr. Brown has served on the Board of Directors of Chief Executives Organization, a 501(c)(6) organization, since November 2016, has served as a member of its Executive Committee since November 2018, and served as its International Chair from November 2023 to October 2024. Mr. Brown also serves on the Advisory Board of the Global Family Enterprise Program at Columbia Business School, having served in this role since May 2021. Mr. Brown has been a member of Young Presidents Organization since January 2005 and has previously served as its chair emeritus, chair, education officer, and finance officer of the Pennsylvania chapter. Mr. Brown helped found the S. Dale High Family Business Center at Elizabethtown College, is a founding director of Music for Everyone, former trustee of the Pennsylvania Academy of Music, past general counsel and secretary of The Lancaster Alliance, past president of the Lancaster Museum of Art, and past director of Harb-Adult, a homeless shelter. Mr. Brown received his Juris Doctor degree from the Georgetown University Law Center in Washington, D.C., and a B.S. in accounting from Penn State, graduating with the highest distinction.

Qualifications

Mr. Brown’s qualifications to serve on our Board of Directors include his historical understanding of our Company coupled with his extensive legal, financial, and investment experience.

Christina Choi Age: 48

Career Highlights

Ms. Choi has served as a member of the Board of Directors of the Company since August 2020. Ms. Choi is currently Chief Marketing Officer, North America at Ralph Lauren, an American publicly traded luxury fashion company (NYSE: RL), having served in that role since October 2024. Prior to Ralph Lauren Ms. Choi served as Senior Vice President of Marketing and a member of the North America marketing leadership team for Diageo, a global leader in alcoholic beverages (NYSE: DEO) from July 2022 to October 2024. From July 2022 to October 2024, Ms. Choi led the Gin & Tequila categories across North America, in addition to the Breakout Growth Brand organization – a marketing and sales organization dedicated to accelerating high potential brands. Ms. Choi originally joined Diageo in January 2019 to lead the Gin, Rum & Tequila categories across North America, including consumer brands such as Tanqueray Gin, Captain Morgan Rum, and Don Julio Tequila. Ms. Choi is responsible for category strategy, brand marketing, and commercialization activities across this portfolio. Prior to Diageo, Ms. Choi served as Global Marketing Vice President for Anheuser-Busch InBev (NYSE: BUD), the world’s largest brewer, from March 2013 to January 2019. In this role, Ms. Choi developed the global launch strategy for Michelob Ultra, delivered double digit global sales growth for Stella Artois including leading two Super Bowl marketing campaigns, and oversaw the development and commercialization of several emerging brands. From 2006 to 2012, Ms. Choi held various marketing and innovation roles within the personal care business of Unilever PLC, based in the U.S. and Singapore. Ms. Choi led multiple brands and innovation launches globally, including across the U.S., Southeast Asia, Middle East, and Africa, among others. Ms. Choi began her career in financial services at Goldman Sachs in the Credit Risk Management and Advisory group and Goldman Sachs Asset Management. Ms. Choi holds an M.B.A. from Harvard Business School and a B.A. in Economics from Vassar College.

Qualifications

Ms. Choi’s qualifications to serve on our Board of Directors include her substantial marketing, commercialization and leadership experience, in each case as it applies to product campaigns and launches.

18

PROPOSAL NO. 1: ELECTION OF DIRECTORS ▪ DIRECTORS OF UTZ BRANDS, INC.

Roger Deromedi Age: 72

Career Highlights

Mr. Deromedi serves as Lead Independent Director of Utz, having served in this role since December 2022. Prior to this role, Mr. Deromedi served as Chairperson of the Company from August 2020 to December 2022, and was Co-Executive Chairperson of Collier Creek from June 2018 through August 2020. Mr. Deromedi has over 45 years of operational experience in the consumer goods sector, overseeing multiple businesses and iconic consumer brands. Mr. Deromedi was Independent Chairperson and Lead Independent Director of Pinnacle Foods from April 2016 to October 2018 and was Non-Executive Chairperson from July 2009 to April 2016 and Executive Chairperson from April 2007 to July 2009. Mr. Deromedi also was an advisor to Blackstone in relation to their acquisition of the company in April 2007. Pinnacle Foods was a manufacturer and marketer of consumer branded food products, whose key brands include Birds Eye (frozen vegetables, meals, and sides), Duncan Hines (desserts), Vlasic (pickles), Wishbone (salad dressings), Aunt Jemima (breakfast products), Mrs. Butterworth and Log Cabin (syrups), Udi’s and Glutino (gluten-free products), and Gardein (plant-based entrees and meat substitutes), among others. During Mr. Deromedi’s tenure, the company acquired and successfully integrated multiple businesses including Birds Eye Foods, Wishbone, Gardein, and Boulder Brands. From July 2013 to June 2015, Mr. Deromedi was an Executive Advisor for Blackstone in the consumer goods sector and was an independent advisor to Blackstone from 2007 to 2013. From 2003 to 2006, Mr. Deromedi was Chief Executive Officer of Kraft, which at the time was one of the world’s largest food companies, with iconic brands such as Kraft, Maxwell House, Nabisco, Oscar Mayer and Philadelphia. During this time, Mr. Deromedi integrated Kraft’s separate North American and International businesses. Prior to this, Mr. Deromedi was Co-CEO of Kraft from 2001 to 2003 during which time there was an initial public offering of the company, raising approximately $8.7 billion in gross proceeds. Mr. Deromedi was previously President of Kraft Foods International, President of the company’s Asia Pacific business, and President of Kraft’s Western European business, based in Zurich. Mr. Deromedi also served as Area Director of the company’s business in France, Iberia and Benelux, based in Paris, and was General Manager of Kraft’s cheese and specialty products businesses in the United States. Mr. Deromedi began his career with General Foods, Kraft’s predecessor company, in 1977 where he held various marketing positions. Mr. Deromedi previously served on the board of directors of Pinnacle Foods from 2007 to 2018, Kraft from 2001 to 2006 and The Gillette Company, Inc. from 2003 to 2005 (when the company was merged with The Procter & Gamble Company). Mr. Deromedi currently serves as a Director of The Joffrey Ballet and as a Life Trustee of the Field Museum. Mr. Deromedi earned an M.B.A. from the Stanford Graduate School of Business and a B.A. in Economics and Mathematics from Vanderbilt University.

Qualifications

Mr. Deromedi’s qualifications to serve on our Board of Directors include his experience as a senior executive officer and/or director of multiple businesses in the consumer sector, his track record of building significant stockholder value, his experience in evaluating, executing, and integrating acquisitions, and his history of serving as a director for several public and private companies.

2026 Proxy Statement	19

PROPOSAL NO. 1: ELECTION OF DIRECTORS ▪ DIRECTORS OF UTZ BRANDS, INC.

Dylan Lissette Age: 54

Career Highlights

Mr. Lissette is the Chairperson of the Board of Directors of Utz. Mr. Lissette served as the Executive Chairperson of Utz from December 2022 until May 4, 2023, immediately following the 2023 annual meeting of stockholders, at which point he assumed the role of Chairperson. Mr. Lissette has served as a member of the Board of Directors of the Company since August 2020. Prior to serving as the Executive Chairperson of Utz, Mr. Lissette served as the Chief Executive Officer of Utz from August 2020 until December 2022. Prior to that role, Mr. Lissette served as the Vice Chairperson, President and Chief Executive Officer of Utz and its predecessor companies since 2012. Mr. Lissette also served as the sole manager of UBH from September 2016 through August 2020. Prior to serving as Chief Executive Officer at Utz, Mr. Lissette served as the Company’s Chief Operating Officer from January 2011 to January 2013 and Executive Vice President of Sales and Marketing from January 2008 to January 2011. Prior to his service as an executive officer of the Utz companies, Mr. Lissette served the Utz companies in several capacities since joining in 1995, including serving as Retail Sales Manager, Key Account Director, and Director of Marketing. In 2007, Mr. Lissette was promoted to the position of Senior Vice President — Sales Operations where he had direct responsibility for route sales development in our Mid-Atlantic core markets and system-wide administration of the company’s DSD operations. Mr. Lissette represents the fourth generation of family leadership and involvement at Utz and is the son-in-law of Michael W. Rice, who previously served as our Chairman Emeritus and as a member of our Board of Directors until August 2024. Mr. Lissette currently serves as a member of the Board of Directors of Athletic Brewing Company, a private, craft non-alcoholic beer & hop-infused sparkling hop water company, having served in this role since March 2021, prior to which he served as a member of the Advisory Board since November 2019. Mr. Lissette also serves as a member of the Executive Committee of Sageworth Holdings, LLC, having served in that role since June 2023. Mr. Lissette holds a B.S. degree in Business Economics and Public Policy from The George Washington University.

Qualifications

Mr. Lissette’s extensive institutional knowledge and executive experience across a multitude of roles at Utz, including most recently as the Executive Chairperson of Utz, qualify him to serve on our Board of Directors.

20

EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

Our executive officers are elected annually and serve at the pleasure of the Board. The following sets forth the name, age as of the Record Date, position(s) with us and selected biographical information for our executive officers (as defined in Rule 3b-7 of the Exchange Act) as of the Record Date. The biography of Mr. Friedman is provided above under “Proposal No. 1: Election of Directors.”

NAME	AGE	POSITION
Howard Friedman	56	Chief Executive Officer
Mitch Arends	50	Executive Vice President, Chief Integrated Supply Chain Officer
Jennifer Bentz	55	Executive Vice President, Chief Marketing Officer
William Kelley	61	Executive Vice President, Chief Financial Officer
Theresa Shea	53	Executive Vice President, Chief Legal Officer and Corporate Secretary
James Sponaugle	49	Executive Vice President, Chief People Officer
Jeremy Stuart	52	Executive Vice President, Sales and Chief Customer Officer

Mitch Arends Age: 50

Mr. Arends serves as Executive Vice President, Chief Integrated Supply Chain Officer at Utz, having served in that role since November 2023. As EVP, Chief Integrated Supply Chain Officer, he oversees all aspects of the supply chain, including operations, procurement, manufacturing, transportation, warehousing, planning, quality, and research & development. Mr. Arends joined Utz in November 2023, prior to which he served from September of 2021 to September of 2023 as the Chief Supply Chain Officer of North America at Kraft Heinz (Nasdaq: KHC), an American multinational food company. During Mr. Arends, 13 years at Kraft Heinz, in addition to serving as the Chief Supply Chain Officer of North America, Mr. Arends led North America Operations & Manufacturing from 2018 until September 2021 as well several Business Unit operations roles in addition to roles in Procurement and Plant management. Prior to his time at Kraft, Mr. Arends served six years at Nestle & Gerber (OTCMKTS: NSRGY), a Swiss multinational food and drink processing conglomerate corporation, from 2004 to 2010, Prior to Mr. Arends’ roles at Nestle, Mr. Arends spent five years in several supply chain roles at Deere & Company (NYSE: DE), an American manufacturing corporation. Mr. Arends started his career in 1996 with Quality Farm and Fleet, a retail chain focusing on farm supplies and equipment, where he worked in Supply Chain and Merchandising.

Mr. Arends holds a B.A. in Supply Chain Management / Operations Management from Michigan State University, as well as an M.B.A. from Arizona State University with an emphasis in Supply Chain Management.

Jennifer Bentz Age: 55

Ms. Bentz joined the Company as Executive Vice President, Insights, Innovation, and Marketing Services in July 2023. She moved into the role of Executive Vice President, Chief Marketing Officer, in January of 2024. Prior to joining the Company, Ms. Bentz served as Executive Vice President, Applied Technology & Insights at CLIF Bar & Co. (a producer of energy food and drinks now part of Mondelēz International, Inc. (Nasdaq: MDLZ)), from October 2020 to July 2023 where she led a cross-functional team and successfully infused consumer understanding into marketing activation to deliver consumer growth goals. Prior to her time at CLIF Bar & Co., Ms. Bentz served as the Chief Client Officer for Mintel, a global intelligence agency, from March 2020 to October 2020 where she led consulting and global key account teams working across the food & beverage, financial services, insurance, and technology industries. From June 2013 to December 2019, Ms. Bentz led Innovation & Insights for Tyson Foods Inc. (NYSE: TSN). Prior to joining Tyson, Ms. Bentz led the Global Consumer Insight and Strategy team at Kraft Foods (Nasdaq: KHC). While at Kraft, from 1999 to 2013, she also held leadership positions on the corporate product, package, and quality team as well as functional insights responsibility for the Foodservice and Grocery business units. Prior to Kraft, Ms. Bentz also held various positions with S.C. Johnson’s business units. She started her career at Information Resources, Inc. (IRI) (now Circana, Inc.), where she functioned as a client service professional, managing interactions with clients and providing marketing and sales consultation. Ms. Bentz holds a B.S. in Marketing from Indiana University, where she also minored in Sociology.

2026 Proxy Statement	21

EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

William J. Kelley, Jr. Age: 61

William J. Kelley Jr. (BK) serves as Executive Vice President and Chief Financial Officer at Utz, having served in this role since May 2025. Mr. Kelley has over 30 years of experience in the food and beverage industry leading finance, strategy and transformation. Before joining Utz, Mr. Kelley served as Global CFO of Tropicana Brands Group, an American fruit-based beverage company. Mr. Kelley helped guide the company through its separation from PepsiCo, built a strong business plan that helped the organization navigate unprecedented disruption in the orange juice environment and was instrumental in implementing the Global Supply Chain Productivity program. Prior to joining Tropicana, Mr. Kelley served as executive vice president and chief financial officer of TreeHouse Foods, Inc. (NYSE: THS) from 2020 to 2022, and as interim CFO in 2019. Prior to his position as CFO at TreeHouse, Mr. Kelley was senior vice president and head of corporate and operations finance from 2018 to 2019 as well as vice president and corporate controller from 2016 to 2019. His previous executive leadership positions include serving as vice president, head of Global Internal Audit for Kraft Heinz, an American multinational food company (NYSE: KHC) from 2014 to 2016 and senior vice president, corporate controller and chief accounting officer for The Hillshire Brands Company, an American food company, now part of Tyson Foods (NYSE: TSN). Mr. Kelley began his career at Cargill, Inc. He holds a B.A. from Clark-Atlanta University and an M.B.A. in Strategy and Accounting from University of Chicago Booth Graduate School of Business.

Theresa Shea Age: 53

Ms. Shea has served as Executive Vice President, Chief Legal Officer & Corporate Secretary since July 2025, prior to which she served as Executive Vice President, General Counsel & Corporate Secretary from July 2021 to July 2025. Prior to joining Utz, Ms. Shea was Vice President & General Counsel of True Value Company, LLC, a hardware wholesaler that services independent hardware store owners, having served in that role since July 2018. Before assuming that role in July 2018, Ms. Shea served as Assistant General Counsel, Labor & Employment for True Value starting in December 2007. During her tenure at True Value, Ms. Shea served as Executive Sponsor of the Inclusion & Diversity Council and True Value Foundation and led the internal COVID Crisis Team. From November 2002 through December 2007, Ms. Shea held the role of Senior Counsel at United Airlines, Inc., assisting the Company as it renegotiated all of its employment commitments during its post-09/11 bankruptcy. Earlier in her career, Ms. Shea worked as an associate for Seyfarth Shaw, an international law firm, out of its Chicago, Illinois office, focusing her practice in labor, employment and education law. Ms. Shea graduated from the University of Illinois at Urbana-Champaign, Bronze Tablet in 1994 with a B.A. Degree in the Teaching of English and Magna Cum Laude in 1997 with a Juris Doctor degree. Ms. Shea obtained a Certificate in Executive Management from the University of Notre Dame in 2015.

James Sponaugle Age: 49

Mr. Sponaugle serves as the Executive Vice President, Chief People Officer at Utz, having served in this role since August 2021. Prior to his role as Chief People Officer, Mr. Sponaugle served as Senior Vice President, Human Resources & Personnel Development at Utz, from February 2020 until August 2021. Prior to joining the Utz companies, from January 2009 until January 2020, Mr. Sponaugle worked at the Stewart Companies family of businesses, a company handling the entire range of construction-related services. He began with Poole Construction from January 2009 to June 2010, and then moved to Riley Welding and Fabricating, a metal fabrication division of Stewart Companies, a full-service construction-related services company, serving as General Manager and Vice President from June 2010 until March 2018. Mr. Sponaugle was promoted to Executive Vice President and added the responsibility of running Stewart & Tate Construction Industrial Division starting in March 2018 through January 2020, while also maintaining his responsibilities at Riley Welding and Fabricating. Mr. Sponaugle started his career in January 1999 with Cintas Corporation (NASDAQ: CTAS), a public company operating nearly 500 facilities in North America, including five manufacturing facilities and eleven distribution centers, which provides a range of products and services to businesses including uniforms, mats, mops, cleaning and restroom supplies, first aid and safety products, fire extinguishers and testing, and safety courses. Mr. Sponaugle spent close to a decade at Cintas holding various leadership roles in Sales and Operations, finishing his career as a General Manager overseeing a 3-shift operation with approximately 165 employees, including approximately 55 routes and service sales representatives. Mr. Sponaugle earned his B.S. in Business Management from Cornell University.

22

EXECUTIVE OFFICERS OF UTZ BRANDS, INC.

Jeremy Stuart Age: 52

Mr. Stuart serves as the Executive Vice President, Sales & Chief Customer Officer at Utz, having served in this role since June 2025. Mr. Stuart joined the Company in September 2023 as the Company’s Senior Vice President, Large Format, and he added Digital Commerce and Value, Food Service, and Vending to his Large Format responsibilities in 2024. Prior to joining Utz, Mr. Stuart served in various roles of increasing responsibility at The Coca-Cola Company, an American multinational beverage corporation (NYSE: KO), including as Franchise GM, Florida and Puerto Rico from January 2021 to May 2024, Team Lead for Publix Supermarkets from April 2018 to December 2020, and Global VP Sales, Costco from May 2013 to March 2018. Mr. Stuart holds a bachelor’s degree in economics from the University of California, Santa Barbara.

2026 Proxy Statement	23

CORPORATE GOVERNANCE ▪ COMMITTEES AND MEETINGS OF THE BOARD

CORPORATE GOVERNANCE

We have established corporate governance practices designed to serve the best interests of Utz and our stockholders and in compliance with the current corporate governance requirements imposed by the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (the “NYSE”). Our current Code of Business Conduct and Ethics, Supplier Code of Conduct, Corporate Governance Guidelines and charters for the standing committees of the Board are available on our investor website at https://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

Set forth below is information regarding the meetings of the Board during fiscal year 2025, a description of the Board’s standing committees and additional information about our corporate governance policies and procedures.

Committees and Meetings of the Board

Board Composition. Our business affairs are managed under the direction of our Board of Directors. Our Board of Directors consists of twelve members, divided into three classes of staggered three-year terms.

Pursuant to the Investor Rights Agreement, subject to certain step-down provisions, the Company, the Founder Holders and the Continuing Members will take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each Annual or Special Meeting of Stockholders at which directors are to be elected certain numbers of Continuing Member Nominees recommended by the Continuing Members and Sponsor Nominees recommended by the Sponsor Representative. As of the date of this Proxy Statement, the Continuing Members are entitled to designate five Continuing Member Nominees and the Sponsor Representative is entitled to designate four Sponsor Nominees under the Investor Rights Agreement. In addition, at such time as a chief executive officer that is not an affiliate of either the Continuing Members or the Founder Holders (an “Outside CEO”) is elected by our Board of Directors, such Outside CEO will be elected to our Board of Directors, subject to the terms of the Investor Rights Agreement.

At each annual meeting of our stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

▪
The Class I directors are John Altmeyer, Howard Friedman, Jason Giordano, and B. John Lindeman;
▪
The Class II directors are Antonio Fernandez, Craig Steeneck, Pamela Stewart, and William Werzyn, Jr.; and
▪
The Class III directors are Timothy Brown, Christina Choi, Roger Deromedi, and Dylan Lissette.

Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.

Each of our officers serves at the discretion of our Board and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or officers.

Meetings of the Board. Our Corporate Governance Guidelines provide that directors should make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and each year's Annual Meeting of Stockholders, and be prepared to participate in discussions of issues presented. In 2025, our Board met six times. Each director attended at least 75% of the meetings held by the Board and any committees on which they served for the periods in which they served in the aggregate. Overall, the aggregate attendance rate for meetings of the Board was over 94%.

Board Committees. Our Board has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, consisting of the following directors:

▪
Audit Committee: Craig Steeneck (Chair), Roger Deromedi, Antonio Fernandez, B. John Lindeman, and William Werzyn, Jr.;
▪
Compensation Committee: Jason Giordano (Chair), John Altmeyer, Roger Deromedi, and Pamela Stewart; and
▪
Nominating and Corporate Governance Committee: Timothy Brown (Chair), John Altmeyer, Christina Choi, and Jason Giordano.

All of the committee members are “independent” under the listing standards of the NYSE. Members will serve on these committees until their resignation or until otherwise determined by our Board.

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CORPORATE GOVERNANCE ▪ COMMITTEES AND MEETINGS OF THE BOARD

Audit Committee. Craig Steeneck, Roger Deromedi, Antonio Fernandez and B. John Lindeman served as members of our Audit Committee for the entirety of fiscal year 2025. William Werzyn, Jr. was a member of the committee from September 2025 until December 2025. Under the NYSE listing standards and applicable SEC rules, all the directors on the Audit Committee must be independent; our Board has determined that each of Messrs. Steeneck, Deromedi, Fernandez, Lindeman and Werzyn are independent under the NYSE listing standards and applicable SEC rules. Mr. Steeneck serves as the Chairperson of the Audit Committee. Each member of the Audit Committee is financially literate, and our Board of Directors has determined that Mr. Steeneck qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Our Audit Committee is responsible for, among other things:

▪
Selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
▪
Helping to ensure the independence and performance of the independent registered public accounting firm;
▪
Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;
▪
Developing procedures for associates to submit concerns anonymously about questionable accounting or audit matters;
▪
Reviewing and overseeing our policies on risk assessment and risk management, including enterprise risk management;
▪
Reviewing and approving related person transactions;
▪
Overseeing the Company’s Cybersecurity program and risks;
▪
Preparing the annual report of the Audit Committee required by the rules of the SEC;
▪
Reviewing the adequacy and effectiveness of internal control policies and procedures and our disclosure controls and procedures;
▪
Approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and
▪
Fulfilling each of the Audit Committee’s other responsibilities and duties outlined in the charter.

Our Board of Directors adopted a written charter for the Audit Committee which is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

In fiscal year 2025, the Audit Committee met eight times.

Compensation Committee. Jason Giordano, John Altmeyer, Roger Deromedi and Pamela Stewart serve as members of our Compensation Committee. Under the NYSE listing standards, we are required to have a Compensation Committee composed entirely of independent directors; our Board of Directors has determined that each of Messrs. Giordano, Altmeyer and Deromedi and Ms. Stewart are independent under the NYSE listing standards and applicable SEC rules. Additionally, pursuant to the Compensation Committee’s charter, it is expected that members of the Committee will be “Non-employee Directors” for purposes of Rule 16b-3 promulgated under the Exchange Act, and our Board has determined that each of Messrs. Giordano, Altmeyer and Deromedi and Ms. Stewart are “Non-employee Directors.” Mr. Giordano serves as Chairperson of the Compensation Committee.

Our Compensation Committee is responsible for, among other things:

▪
Reviewing, approving and determining the compensation and benefits of our officers and key associates;
▪
Reviewing, approving and determining compensation and benefits, including equity awards, granted to directors for service on our Board of Directors or any committee thereof;
▪
Administering our equity compensation plans;
▪
Preparing the annual report of the Compensation Committee as required by the rules of the SEC;
▪
Reviewing, approving and making recommendations to our Board of Directors regarding incentive compensation and equity compensation plans;
▪
Establishing and reviewing general policies relating to compensation and benefits of our officers, directors and associates; and
▪
Fulfilling each of the Compensation Committee’s other responsibilities and duties outlined in the charter.

Our Board of Directors adopted a written charter for the Compensation Committee, which is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

Under its written charter, subject to applicable law and the rules and regulations of the SEC and NYSE, the Compensation Committee may delegate any of its responsibilities to any subcommittee. In addition, subject to the terms of the underlying

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plan and applicable law, the Compensation Committee may delegate to one or more of the Company's officers the authority to make grants and awards of cash or options or other equity securities to any Company officer not subject to Section 16 of the Exchange Act under the Company's incentive-compensation or other equity-based plans as the Compensation Committee deems appropriate.

In fiscal year 2025, the Compensation Committee met five times.

Nominating and Corporate Governance Committee. Timothy Brown, John Altmeyer, Christina Choi and Jason Giordano serve as members of our Nominating and Corporate Governance Committee. Under the NYSE listing standards, we are required to have a nominating and corporate governance committee composed entirely of independent directors. Our Board of Directors has determined that each of Messrs. Brown, Altmeyer and Giordano and Ms. Choi are independent under the NYSE listing standards and applicable SEC rules. In 2025, Mr. Altmeyer served as the Chairperson of the Nominating and Corporate Governance Committee until May 2025, at which point Mr. Brown assumed the role.

The Nominating and Corporate Governance Committee is responsible for, among other things:

▪
Identifying, evaluating and selecting, or making recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;
▪
Evaluating the performance of our Board of Directors and of individual directors;
▪
Considering, and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;
▪
Evaluating the operations and performance of the committees of our Board of Directors;
▪
Reviewing developments in corporate governance practices;
▪
Reviewing on a regular basis the adequacy of our overall corporate governance practices and reporting and recommending improvements for approval by our Board of Directors where appropriate;
▪
Developing, recommending to our Board of Directors, and periodically reviewing our Corporate Governance Guidelines;
▪
Reviewing and overseeing our strategy, risks, opportunities, and related reporting with respect to environmental, social and governance matters in coordination with other committees of our Board of Directors;
▪
Developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters;
▪
Coordinating, conducting and overseeing an annual performance evaluation of the Nominating and Corporate Governance Committee; and
▪
Fulfilling each of the Nominating and Corporate Governance Committee’s other responsibilities and duties outlined in the charter.

Our Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee is responsible for conducting all necessary and appropriate inquiries into the background and qualification of each potential director candidate and recommending to our Board of Directors those candidates to be nominated for election to our Board of Directors, subject to the Investor Rights Agreement or any other stockholder agreement setting forth procedures or requirements governing the nomination of directors to our Board of Directors. In identifying, evaluating and determining whether to ultimately recommend a person as a candidate for election as a director, the Nominating and Corporate Governance Committee evaluates all factors that it deems appropriate, including the terms of the Investor Rights Agreement (or any other stockholder agreement applicable to us from time to time), as well as the qualifications set forth in our Corporate Governance Guidelines. It also considers specific characteristics and expertise that it believes will enhance the diversity of experience, technical skills, industry knowledge and experience, financial expertise and local or community ties of our Board of Directors. Each director is expected to be an individual of high character and mature judgment, who has familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers matters relating to the retirement of directors, including any term limits or age limits, as well as the performance of such directors and any other qualifications and characteristics set forth in the committee’s charter.

The Nominating and Corporate Governance Committee may retain and obtain the advice of any advisor to conduct or assist with this evaluation. Ultimately, the Nominating and Corporate Governance Committee seeks to recommend to our Board those nominees whose specific experience, qualifications, attributes, diversity and skills will ensure that the Board, as a

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CORPORATE GOVERNANCE ▪ COMMITTEES AND MEETINGS OF THE BOARD

whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure and the environment in which the Company is operating. In particular, the Nominating and Corporate Governance Committee will seek nominees who will: (i) dedicate sufficient time, energy and attention to ensure the diligent performance of Board duties; (ii) comply with the duties and responsibilities set forth in our Corporate Governance Guidelines and in our Amended and Restated By-Laws (our "Bylaws"); (iii) comply with all duties of care, loyalty and confidentiality applicable to them as directors of a publicly traded corporation organized in Delaware; and (iv) adhere to our Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee will also consider recommendations of qualified nominees by stockholders on a substantially similar basis as it considers other nominees. If any stockholder wishes to recommend candidates directly to our Nominating and Corporate Governance Committee, such stockholder may do so by sending timely notice to the Corporate Secretary and otherwise in accordance with the terms of our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Such stockholder’s notice shall set forth certain information about the stockholder giving the notice and the nominee and other representations and certifications as set forth in our Bylaws. Any notice of director nomination submitted to the Company must include the information required by Rule 14a-19(b) under the Exchange Act.

In addition, the Board has delegated oversight of the Company’s ESG program to the Nominating and Corporate Governance Committee. See “Proxy Summary — Environmental, Social and Governance” at page 8 for additional details.

In fiscal year 2025, the Nominating and Corporate Governance Committee met four times.

Director Independence

Our Class A Common Stock is listed on the NYSE. Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of the NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of the NYSE.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of the NYSE, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of the NYSE, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each of our directors has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, ten of our directors are considered “independent directors” as defined under the listing requirements and rules of NYSE and the applicable rules of the Exchange Act.

Corporate Governance Policies

In addition to corporate governance matters described throughout this Proxy Statement, some additional information about our corporate governance policies and procedures is set forth below:

Code of Ethics. Our Board adopted a Code of Business Conduct and Ethics that applies to all of our associates, officers and directors, including our Chairperson, Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics, as amended on January 1, 2026, is available on

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our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.” Any amendments to, or any waivers from a provision of, our Code of Business Conduct and Ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K would be made available on the same website.

Corporate Governance Guidelines. Our Board of Directors adopted Corporate Governance Guidelines, which address items such as the qualifications and responsibilities of our directors and director candidates and the corporate governance policies and standards applicable to our Board. The Corporate Governance Guidelines reflect the Board’s commitment to effective corporate governance of Utz, with a view to enhancing long-term stockholder value. Topics addressed in the Corporate Governance Guidelines include, without limitation:

▪
Role and responsibility of the Board;
▪
Independence of directors;
▪
Director qualification standards;
▪
Director orientation and continuing education;
▪
Conduct of Board meetings;
▪
Committees of the Board;
▪
Expectations of directors;
▪
Limitations on other board service;
▪
Management succession planning;
▪
Evaluation of Board performance; and
▪
Communications with stockholders and communications with non-management directors.

A copy of the Corporate Governance Guidelines is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.”

Risk Management. Utz’s management is responsible for the day-to-day risk management of the Company, subject to oversight by the Board and its committees with regard to the major risks inherent in our business, including strategic, regulatory, compliance, operational, financial, reputational and cybersecurity risks, and the efforts of management to address and mitigate such risks.

Our Board receives regular reports concerning our risk assessment and risk management from the Audit Committee, which meets periodically with our independent auditors, with our legal counsel and with management, to discuss the Company’s major risk exposures and the steps that management has taken to monitor and control such exposures. In addition to receiving regular reports from the Audit Committee related to financial risks, the Board also reviews information regarding other risks (including, without limitation, cybersecurity risks as further discussed in Item 1C of our annual report on Form 10-K for the fiscal year ended December 28, 2025) through regular reports of its other committees, including information regarding compensation-related risk from the Compensation Committee and governance-related risk from the Nominating and Corporate Governance Committee. In 2020, the Board adopted a clawback and forfeiture policy which was amended effective October 2023 (the “Clawback Policy”), which, among other things, enables the Board, through the Compensation Committee, to enhance the Company’s risk management by providing for the recoupment or forfeiture of certain incentive-based compensation in the event of financial misstatements or other egregious misconduct by executives that had a detrimental effect on the Company. A copy of our Clawback Policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 28, 2025.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks that we face.

Executive Sessions of Non-Management Directors. In accordance with our Corporate Governance Guidelines, our non- management directors meet in executive session for a portion of most Board meetings with only the Corporate Secretary present in instances where the presence of the Corporate Secretary was requested by our Board or the Chairperson. The Chairperson (if separate from the Chief Executive Officer) or the Lead Independent Director, if any, or a director designated by the non-management directors, presides at executive sessions of the Board. The Board believes that executive sessions foster free and open communication among the non-management directors, which adds to the effectiveness of the Board, as a whole.

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CORPORATE GOVERNANCE ▪ CORPORATE GOVERNANCE POLICIES

Consideration and Determination of Executive and Director Compensation. The Compensation Committee has the primary authority to establish and review our overall compensation philosophy and to establish compensation for our executive officers, subject to such further action of our Board, with input from the Compensation Committee. The Board establishes and reviews appropriate compensation for our Chief Executive Officer. In establishing executive officer compensation, the Compensation Committee uses its evaluation of the executives’ performance and responsibilities, our overall performance and our Chief Executive Officer’s recommendations with respect to the other executive officers. In addition, the Compensation Committee has engaged an independent compensation consultant to advise regarding the status of Utz’s executive officer and director compensation in relation to comparable companies.

Management plays a significant role in the executive compensation-setting process. The most significant aspects of management’s role are:

▪
Evaluating associate performance;
▪
Preparing information for Compensation Committee meetings;
▪
Proposing business performance targets and objectives for consideration by the Compensation Committee;
▪
Providing background information regarding our strategic objectives; and
▪
Recommending salary levels and equity awards.

From time to time, the Compensation Committee may invite to its meetings any director, member of management and such other persons as it deems appropriate in order to carry out its responsibilities. Typically, the Company’s Chief Executive Officer reviews the performance of senior management and makes a recommendation on compensation levels. In addition, our executive officers and other invited attendees answer questions posed by the Compensation Committee.

Under our Corporate Governance Guidelines, the compensation of non-employee directors is determined by the Board upon recommendation of the Compensation Committee. The guidelines further provide that non-employee directors are expected to receive a portion of their annual retainer in the form of equity. Employee directors are not paid additional compensation for their services as directors.

Insider Trading Policy. Our Board has adopted an Insider Trading Policy that, among other things, prohibits certain persons who are aware of material non-public information about a company from: (i) trading in securities of that company; or (ii) providing material non-public information about that company to other persons who may trade on the basis of that information (as amended, the "Insider Trading Policy"). The Insider Trading Policy is amended quarterly to update the list of covered persons set forth on Schedule A to the policy. The Insider Trading Policy is intended to promote compliance with federal, state and foreign securities laws, NYSE listing standards and our obligations as a “control person” under the Insider Trading and Securities Fraud Enforcement Act of 1988 and Section 20(a) of the Exchange Act and the regulations thereunder, which include acting in good faith and avoiding directly or indirectly inducing the act or acts of violation or cause of action with respect to certain insider trading laws. The Insider Trading Policy also governs the purchase and sale and other disposition of Company securities by our directors, officers and associates and by the Company itself. The Company believes this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 28, 2025.

Restrictions on Short Sales or Speculative Transactions by All Directors and Associates. The Board believes that it is undesirable for our directors, officers and associates to engage in hedging or speculative transactions that may put the personal gain of the insider in conflict with the best interests of the Company and our securityholders or otherwise give the appearance of impropriety. Therefore, our directors, officers, and associates (and their affiliates), whether or not in possession of material non-public information, are generally prohibited from: (i) selling our securities that are of the same class during the six months following the purchase (or vice versa), (ii) selling our securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery), (iii) transacting in put options, call options or other derivative securities, on an exchange or in any other organized market, (iv) engaging in hedging or monetization transactions, such as the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and (v) participating in certain other transactions set forth in our Insider Trading Policy.

Committee Authority to Retain Independent Advisors. The charters of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee provide that each such committee has the authority to retain independent advisors, counsel, experts and consultants, with all fees and expenses paid by the Company.

Board Leadership Structure. Our current Board leadership structure separates the positions of Chief Executive Officer, Chairperson of the Board, and Lead Independent Director of the Board. The Board believes that this structure is appropriate for the Company because it allows for a division of responsibilities and the sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board, is primarily responsible for our operations and strategic direction. Our Chairperson is a non-independent director on our Board, and he, along with our Lead

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Independent Director, are primarily focused on matters pertaining to corporate governance, including strategic guidance. Our Corporate Governance Guidelines specify that when the Chairperson of the Board is a director who does not otherwise qualify as an independent director, a Lead Independent Director shall be elected annually by plurality vote of the independent directors, pursuant to a secret ballot, following nomination by the Nominating and Corporate Governance Committee. On December 15, 2022, Mr. Deromedi was appointed to the position of Lead Independent Director and Mr. Lissette was appointed Executive Chairperson, and in May 2023, Mr. Lissette transitioned to the role of Chairperson. The Lead Independent Director helps coordinate efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company and on the performance of senior management.

Policy for Director Attendance at Annual Meetings. Under our Corporate Governance Guidelines, each director is strongly encouraged to attend each Annual Meeting of Stockholders. All but one of our current directors attended the 2025 Annual Meeting of Stockholders.

Process for Interested Parties to Send Communications to the Board. Our Corporate Governance Guidelines provide that any interested parties, including our stockholders, who wish to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Corporate Secretary of the Company, 900 High Street, Hanover, Pennsylvania 17331 or tshea@utzsnacks.com. Such communications may be done confidentially and/or anonymously. Communications received are forwarded directly to Board members. The Corporate Secretary may exclude a communication if it is illegal, unduly hostile or threatening or similarly inappropriate.

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE AND DIRECTOR COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The core principles of our executive compensation program are to align the compensation of our executive officers with the long-term interests of our stockholders and to provide a total compensation opportunity that allows us to attract and retain talented executive officers and motivate them to achieve exceptional business results.

We achieve these goals by offering a total compensation program that consists of both fixed components (in the form of base pay and benefits) and variable, performance-based pay (in the form of short and long-term incentives) designed to reward performance. The total target compensation for our executive officers is weighted more heavily toward incentive compensation, in the form of an annual bonus program, restricted stock units (“RSUs”), and performance stock units (“PSUs”). Our compensation program is designed to achieve an appropriate balance of short-term and long-term incentives to encourage executive officers to properly balance the need for consistent annual performance with the need for consistent performance over a multiple-year horizon. This compensation balance is designed so that our executive officers share in both downside risk and upside opportunity based on our performance.

The following discussion describes and analyzes our compensation program for our named executive officers. Our named executive officers are our Chief Executive Officer who serves as our principal executive officer, our Chief Financial Officer who serves as our principal financial officer, our former Chief Financial Officer, who served as our principal financial officer until May 1, 2025 and the three other most highly compensated persons serving as executive officers as of the last day of our most recent fiscal year, which ended December 28, 2025 (the “named executive officers”). Such individuals and the positions they held as of December 28, 2025 are as follows:

▪
Howard Friedman, Chief Executive Officer
▪
William J. Kelley, Jr., Executive Vice President, Chief Financial Officer (1)
▪
Mitchell Arends, Executive Vice President, Chief Integrated Supply Chain Officer
▪
Jennifer Bentz, Executive Vice President, Chief Marketing Officer
▪
Theresa Shea, Executive Vice President, Chief Legal Officer & Corporate Secretary

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

▪
Ajay Kataria, Former Executive Vice President, Chief Financial Officer and Principal Accounting Officer(1)

(1)
As was disclosed on April 17, 2025, Mr. Kelley was appointed Executive Vice President, Chief Financial Officer and Principal Accounting Officer effective May 1, 2025. Simultaneously therewith, Mr. Kataria ceased service as the Company's Executive Vice President, Chief Financial Officer and Principal Accounting Officer effective May 1, 2025 and separated employment with the Company effective as of May 31, 2025. Effective August 15, 2025, Mr. Kelley no longer served in the role of Principal Accounting Officer.

Our Compensation Committee engaged an independent compensation consultant, F.W. Cook, to provide compensation advice in 2025. The compensation consultant is retained directly by our Compensation Committee and performs no consulting or other services for us or members of our management. Our Compensation Committee reviewed the independence of F.W. Cook under NYSE and SEC rules and concluded that the work of F.W. Cook has not raised any conflicts of interest.

Key 2025 Financial Highlights

Despite the challenges posed by inflation and category dynamics throughout fiscal year 2025, the Company continued to deliver consistent progress:

($ IN MILLIONS)	FISCAL YEAR 2024	FISCAL YEAR 2025	CHANGE

Net Sales	1,409.2	1,438.8	2.1%
Net (Loss) Income	30.7	(7.7)
Adjusted EBITDA(1)	200.2	216.5	8.1%

(1)
See definition of Adjusted EBITDA in "Company Performance Measures for the Annual Bonus Plan Adjusted EBITDA, net sales, and OGSMs" and see reconciliation to GAAP financial measures in Annex A.

Compensation Program Objectives and Design

Our primary objective in establishing our comprehensive compensation program is to be able to successfully recruit, retain and properly incentivize high-level talent to work for and ultimately add value to our business for the benefit of our stockholders, in accordance with our pay for performance philosophy.

Our compensation program is designed to reward performance, which in turn creates value for our stockholders. Performance is reviewed annually for both our executives individually and our business as a whole. When annual Company or individual performance goals are not met, certain elements of the compensation program (including annual bonuses and certain equity grants) are not paid or do not vest.

The compensation program is not only designed to drive short-term results (annual performance), but also to build long-term intrinsic value. Therefore, associate equity programs, which are discussed in more detail below, are key elements of the compensation program.

Each element of the overall comprehensive compensation program is intended to be competitive with similar elements offered by other like-sized companies and competitors.

We designed most of the significant elements of our comprehensive compensation program by soliciting input from our Executive Leadership Team, which generally refers to our full-time associates having a title of Executive Vice President or higher. This process is led by our Chief Executive Officer, with additional input from the Chairperson of the Board, our Executive Vice President & Chief People Officer, our Lead Independent Director, the members of our Compensation Committee, representatives of F.W. Cook and other members of the Board. These parties annually review significant compensation elements.

After receipt of the input noted and development of proposed plans, such plans are presented to the Compensation Committee, which determines the terms of and ultimately adopts our compensation program. None of our executive officers participate in discussions involving their own compensation. The Compensation Committee reviews and approves annual compensation elements such as bonus plan structure, and our Board reviews full-year sales, earnings and management performance based on the Company objectives.

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

Our Stockholders Strongly Approve of Our Pay Practices

Last year, our stockholders overwhelmingly approved our “say-on-pay” resolution, with more than 94% of the combined votes cast by the holders of the Class A Common Stock and Class V Common Stock in favor. Our Compensation Committee believes the results of last year’s “say-on-pay” vote affirmed our stockholders’ support of our Company’s executive compensation program. Consequently, our approach to executive compensation in fiscal year 2025 was substantially the same as the approach stockholders approved in fiscal year 2024.

Peer Group

The Compensation Committee, in consultation with F.W. Cook, has identified a peer group of 11 publicly traded companies to be used as a competitive reference point in determining total compensation packages for our Executive Leadership Team, including the named executive officers. Our peer group includes consumer products companies, most of which are focused on food and beverage in North America and which are similar to us with respect to revenue (peer group median revenue $1.8 billion as of Fiscal Year 2025 end) and market capitalization (peer group median market capitalization $1.5 billion as of Fiscal Year 2025 end). Peer group selection included companies in the Global Industry Classification Standard in the sub-industry categories of packaged foods and meats and personal products. For purposes of evaluating fiscal year 2025 compensation decisions, the Compensation Committee utilized the same peer group used for fiscal year 2024 compensation decisions. As of December 28, 2025, our revenue was approximately $1,438.8 million and our market capitalization was approximately $1.494 billion (on a fully-converted basis).

Peer Group for Assessing Fiscal Year 2025 Compensation
The peer group consists of the following 11 companies:
B&G Foods, Inc.	The Marzetti Company (f/k/a Lancaster Colony Corporation)
BellRing Brands, Inc.	TreeHouse Foods, Inc.
Calavo Growers, Inc.	The Hain Celestial Group, Inc.
Flowers Foods, Inc.	The Simply Good Foods Company
J&J Snack Foods Corp.	WK Kellogg Co.
John B. Sanfilippo & Son, Inc.

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

Elements of Compensation

The four major compensation elements for our Executive Leadership Team consist of (i) Base Salary, (ii) Annual Cash Short-Term Incentive Awards Program, (iii) Long-Term Incentive Awards, and (iv) Severance. The table below lists the key elements of our 2025 compensation program for our Executive Leadership Team and outlines the objectives and key features of these elements, as well as the percentage range for each element in our Executive Leadership Team compensation package. We generally construct this program with consideration of the median compensation package for our peer group. While the Compensation Committee considers relevant market pay practices when setting executive compensation, the Compensation Committee believes that compensation decisions are complex and require a deliberate review of Company and individual performance and peer compensation levels. The factors that influence the amount of compensation awarded include market competition for a particular position, experience and past performance inside or outside the Company, roles and responsibilities within the Company, tenure with the Company and associated institutional knowledge, and succession planning.

ELEMENT OF COMPENSATION	OBJECTIVE	KEY FEATURES	% OF TARGET TOTAL DIRECT COMPENSATION
Base Salary	Provide a competitive level of fixed compensation	• Fixed pay component based on level of responsibility of position held • Adjustments based on individual performance and external benchmarking against our peer group	22-44%

Annual Cash Short-Term Incentive Award Program	Motivate and reward executive contributions in achieving annual performance goals that align with Company and individual performance
•
Variable pay component
•
Payouts are based on a formula that includes Company performance measured by Adjusted EBITDA, net sales, and Company Objectives, as well as individual performance measured against pre-determined individual objectives
22-26%

Long-Term Incentive Awards	Motivate and reward executive contributions in achieving long-term objectives that align with the interests of our stockholders
•
Variable pay component
•
Awards to senior management are issued as performance share units, and restricted stock units and have a multi-year vesting period
•
Awards in the form of performance share units have ultimate value based on our relative total stockholder return (TSR) against our peer group
34-58%

Severance	Provide temporary income following an executive’s involuntary termination of employment (unless termination is for cause) whether or not following a change in control of our Company	• Fixed pay component • Payments are formula-driven based on executive’s salary, bonus target and level of responsibility of position held

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

Compensation Components

Base Salary

Base salaries are intended to compensate the executive officers and all other salaried associates for their services performed for us on an annual basis. In setting base salaries, we take into account the associate’s experience, the functions and responsibilities of the job, salaries for similar positions within our peer group and for competitive positions in the food industry generally and any other factors relevant to that particular job. Generally, we attempt to pay at the median of our peer group for each position but do not confine ourselves to this practice if other factors such as experience warrant a lower or higher base salary. Base salaries may be adjusted annually based on performance and, in some circumstances, adjusted throughout the year to address competitive pressures or changes in job responsibilities. Our Chief Executive Officer recommends to the Compensation Committee the base salaries for Executive Leadership Team officers, other than with respect to himself. The Chief Executive Officer’s base salary and annual merit adjustment are approved by the Compensation Committee, subject to such further action that the Board of Directors shall determine.

Base Salary Adjustments

In January 2025, each of the then-serving named executive officers received a merit increase to his or her base salary based on his respective performance in the preceding year. Such merit increases ranged from 2.7% to 6.5% of base salary based on individual performance and peer group comparisons. The merit increases were consistent with our efforts to maintain compensation at approximately the median level of our peer group. Mr. Kelley's base salary was established at the time he joined the Company in April 2025 based on market data.

The table below reflects the base amounts that were prescribed for fiscal year 2025 and not actual base pay received.

NAMED EXECUTIVE OFFICER	2024 ANNUAL BASE SALARY(1)	2025 ANNUAL BASE SALARY MERIT INCREASE(2)	2025 BASE SALARY(1)

Howard Friedman	$925,000	2.8%	$950,500
William J. Kelley, Jr.	N/A	N/A	$575,000
Mitchell Arends	$465,000	6.5%	$495,000
Jennifer Bentz	$451,300	6.5%	$480,500
Theresa Shea	$483,000	2.7%	$496,250
Ajay Kataria	$543,000	2.7%	$558,250

(1)
The base salary does not reflect actual compensation received in fiscal year.
(2)
2025 Annual Base Salary Merit Increases are rounded to the nearest 10th of a percent. The Company’s broad-based annual increase for salaried associates in fiscal year 2025 was 2.75%.

Annual Cash Short-Term Incentive Award Program (“Annual Bonus Plan” or “ABP”)

2025 ABP Design

Our 2025 ABP provides for a cash bonus to our management team, including our named executive officers, upon achievement of specific performance milestones for the Company and the participants. We use our ABP to reward the achievement of our annual financial performance goals, and to establish appropriate company performance expectations to hold our executives accountable for our continued growth and financial performance, specifically for achieving annual sales targets, annual profit goals, and company objectives.

Awards under the ABP were calculated by multiplying a participant’s base salary for fiscal year 2025 by the individual’s target award percentage, and multiplying the result by the sum of 40% of our Adjusted EBITDA score, 40% of our Net Sales score and 20% of the Objectives, Goals, Strategies, and Metrics (“OGSMs”) score, which we refer to, collectively, as the “Company Rating” and multiplying the total by the Individual Performance Factor (“IPF”), as follows:

ANNUAL BONUS =

BASE SALARY X TARGET %

X COMPANY RATING X IPF

For each performance measure, 100% of the bonus opportunity will be paid with respect to such metric if target performance is achieved, and a bonus ranging from 50% to 200% would be paid with respect to such performance measure at the threshold and maximum results. No bonus will be allocated to a performance measure if the minimum threshold results are

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

not achieved. The formula for fiscal year 2025 was constructed with upside potential so that if we exceeded our Company and individual target performance, the annual bonus could be greater than 100% of the target annual bonus but could not exceed 200% of the bonus target.

As part of our annual budget, the Board approves the pool for the ABP, and the Compensation Committee approves actual payment of bonuses pursuant to the ABP and the bonuses paid to, or accrued on behalf of, the named executive officers. The Compensation Committee does not have the discretion to award bonuses under the ABP if the applicable performance factors have not been met.

Company Performance Measures for the Annual Bonus Plan: Adjusted EBITDA, Net Sales, and OGSMs

For fiscal year 2025, the Compensation Committee confirmed that the factors for the ABP would be Adjusted EBITDA, net sales, and defined annual goals through the OGSM system. These performance measures were viewed as most directly aligning with our operational strategy and generally we believe have the best correlation with stockholder value. For fiscal year 2025, the Company shifted its ABP percentage weighting of Adjusted EBITDA from 50% in 2024 to 40% in 2025, and Net Sales Score from 30% in 2024 to 40% in 2025, which was intended to create a more balanced emphasis on the two metrics.

The Adjusted EBITDA and net sales goals for fiscal year 2025 are set forth below:

	FISCAL YEAR 2025 GOALS ($ MILLIONS)

	THRESHOLD	TARGET	MAXIMUM

Adjusted EBITDA	$212 (93.2% of Target)	$220	$236 (113.5% Target)
Net Sales	$1,409 (96.5% of Target)	$1,460	$1,560 (106.8% of Target)

The Adjusted EBITDA and net sales goals and results were calculated for the purposes of the ABP in accordance with pre-established rules established by our Compensation Committee.

Net sales was defined as net sales calculated in accordance with GAAP. Adjusted EBITDA was defined as Net Income before Interest, Income Taxes, and Depreciation and Amortization, further adjusted to exclude certain non-cash items, such as stock-based compensation, hedging and purchase commitments adjustments, and asset impairments; acquisition and integration costs; business transformation initiatives; and financing-related costs. In addition, Adjusted EBITDA excludes the effects of changes in GAAP and business combinations and divestitures subject to pre-established criteria and thresholds, where applicable.

In 2025, we set forth the below three primary objectives in our OGSM system. OGSMs are departmental objectives, goals, strategies, and metrics that drive specific functional priorities in the organization. These OGSMs are then cascaded deep into the organization with subordinate goals and strategies that support the larger OGSMs. Management, under the Compensation Committee’s supervision, implemented the following objectives through individual projects:

▪
Focus our portfolio
▪
Transform our supply chain
▪
Demonstrate leading capabilities

Our performance against the OGSM component of the ABP was determined by the Compensation Committee with input by management based on its assessment of performance, using the following:

ASSESSMENT	PAYOUT FOR OGSM COMPONENT

Significantly Exceeds Expectations	150-200%
Exceeded Expectations	120-150%
Met Expectations	80-120%
Below Expectations	50-80%
Unsatisfactory	0-50%

Individual Performance Factor (IPF)

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

Each named executive officer has individual objectives set at the beginning of each year, as shown below, which are reflective of his or her responsibilities based on his or her role. The Compensation Committee determines an IPF for the Chief Executive Officer based on a review of his performance during the fiscal year. For the other executive officers, the Chief Executive Officer recommends an IPF at the end of the performance year based on the achievement against the individual objectives, and the IPFs are reviewed and approved by the Compensation Committee.

IPF RATING	IPF

Significantly Exceeded Expectations	140-150%
Exceeded Expectations	110-140%
Met Expectations	80-110%
Below Expectations	50-80%
Unsatisfactory	0-50%

2025 ABP Results

The actual net sales performance for ABP was $1,439 million, which resulted in an 80% payout for this component of the ABP. The actual Adjusted EBITDA performance was $216.5M, which was adjusted to $212M for ABP purposes to include bonus expense, resulting in an Adjusted EBITDA payout of 50%.

Our actual OGSM percentage, awarded by the Board of Directors, resulted in a 50% score for this component of the ABP based on a review of the overall performance of the Company against the OGSM goals. The Board of Directors assigned this payout component based on executing on continued opportunities in convenience store channels, free cash flow performance, and integrated business planning performance.

The Compensation Committee evaluated the individual contributions of our Chief Executive Officer, our Chief Financial Officer, and the contributions of our remaining named executive officers, in addition to their efforts in delivering our overall results and operational goals. In evaluating the individual performance of our named executive officers, the following scores were determined based on performance against individual objectives:

▪
Mr. Friedman received a 90% score for his individual objectives, with performance highlights including compelling supply chain network transformation execution and overall share growth results. Despite performance highlights in these areas and others. Mr. Friedman's score reflects the Company falling short of its revenue and profit goals in line with expectations.
▪
Mr. Kelley received a 100% score for his individual objectives, with performance highlights including creating greater structure throughout the finance and IT organization and implementing a series of high-value working capital initiatives and focused asset sales. Mr. Kelley also continued to upskill the organization through leadership development and improved our forecasting and planning processes.
▪
Mr. Arends received a 115% score for his individual objectives, with performance highlights including world class productivity programs, execution of capex investments with consistently high service, and improvement across all supply chain metrics. Mr. Arends also took a lead role in monetizing assets no longer needed for operations.
▪
Ms. Bentz received a 95% score for her individual objectives, with performance highlights including growing volume and value share and delivered record household penetration while maintaining loyalty. Despite performance highlights in these areas and others, Ms. Bentz's score reflects the Company falling short of its revenue goals in line with expectations, with a noted opportunity to improve the performance of our Power Four Brands.
▪
Ms. Shea received a 100% score for her individual objectives, with performance highlights including creating a strong administration readiness program and improved corporate affairs relationships, while demonstrating consistent enterprise thinking.
▪
Mr. Kataria received a 90% score for his individual objectives, with performance highlights including first half financial results and recognition that there were opportunities to improve forecasting and planning processes.

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

Based upon the Company score and the individual scores, the 2025 ABP Awards were calculated as follows:

NAMED EXECUTIVE OFFICER	BASE SALARY ($)	TARGET (%)	COMPANY RATING(1) (%)	IPF (%)	2025 ANNUAL BONUS ($)

Howard Friedman	950,000	115	62	90	609,936
William J. Kelley, Jr.	575,000	80	62	100	285,200
Mitchell Arends	495,000	65	62	115	229,408
Jennifer Bentz	480,500	65	62	95	183,959
Theresa Shea	496,250	65	62	100	199,989
Ajay Kataria	558,250	75	62	90	98,124	(2)
(1)
Company rating is calculated based on the sum of 40% of our Adjusted EBITDA score, 40% of our net sales score and 20% of the Objectives, Goals, Strategies, and Metrics (“OGSMs”) score:

	ADJUSTED EBITDA SCORE	NET SALES SCORE	OGSM	TOTAL

Weight (%)	40	40	20	100
FY25 (rating)	20	32	10	62

(2)
Mr. Kataria's 2025 Annual Bonus was prorated for time spent employed by the Company in fiscal year 2025.

Annual bonuses for 2025 were approved by the Compensation Committee in February 2026.

Long-Term Incentives

2020 Omnibus Equity Incentive Plan

We maintain the 2020 Omnibus Equity Incentive Plan (as amended, the “2020 Omnibus Equity Incentive Plan”), which allows us to provide our named executive officers and other key associates with equity-based, long-term incentives. The equity awards are also subject to service conditions, which are more fully described below, that are meant to serve as a retention tool.

The Compensation Committee and senior management monitor the Company’s equity grant practices to evaluate whether such practices comply with governing regulations and are consistent with good corporate practices. When making regular annual equity grants, the Compensation Committee’s practice is to approve them at its meeting in January as part of the annual compensation review and after results for the preceding fiscal year become available. In addition, the Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions. The Company does not schedule its equity grants in anticipation of the release of material non-public information ("MNPI") nor does the Company time the release of MNPI based on equity grant dates.

The table below sets forth the fiscal year 2025 target award value, as of the date of grant, of the annual long-term incentive awards for each of our named executive officers under our 2020 Omnibus Equity Incentive Plan. Annual long-term incentive awards to our named executive officers are delivered 50% in PSUs and 50% in RSUs. While annual long-term incentive awards to named executive officers are split evenly between PSUs and RSUs, pursuant to the terms of his offer letter, Mr. Kelley received an initial award under the Company’s OEIP comprised 75% of PSUs and 25% of RSUs.

Named Executive Officers		Amount
Howard Friedman		$2,312,501
William J Kelley, Jr.		$718,750(1)
Mitchell Arends		$441,750
Jennifer Bentz		$428,735
Theresa Shea		$410,550
Ajay Kataria	$	—(2)
(1)
Pursuant to the terms of his offer letter, Mr. Kelley's initial award under the Company’s OEIP was 125% of his based salary comprised 75% of PSUs and 25% of RSUs. Pursuant to the terms of his offer letter, Mr. Kelley is eligible for future annual awards under the Company’s OEIP equal to 135% of his base salary comprised of 50% PSUs and 50% RSUs.
(2)
At the discretion of the Compensation Committee, Mr. Kataria did not receive an annual long-term incentive award in January 2025.

38

EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

In Fiscal Year 2025, each of Mr. Friedman and Ms. Shea was granted an additional PSU award in the amounts set forth below. Such additional award was issued upon review of peer compensation data, and was intended to align such executive's total direct compensation more closely with peer median. The Compensation Committee elected to deliver the additional compensation in the form of PSUs rather than in the form of cash compensation in order to further align Mr. Friedman’s and Ms. Shea’s interests with stockholders through the risks and rewards of equity ownership and to further support the execution of the Company’s long-term strategy.

Named Executive Officers	Amount
Howard Friedman	$462,500
Theresa Shea	$150,000

See “Grants of Plan Based Awards — Fiscal Year 2025” for a discussion of the fiscal year 2025 awards granted to our named executive officers pursuant to the 2020 Omnibus Equity Incentive Plan.

Performance Stock Units

Our PSUs provide the participant with the opportunity to earn shares of our Class A Common Stock if we achieve certain thresholds with respect to our relative total stockholder return ("TSR"). The number of shares subject to the PSUs that vest and are settled at the end of each three year performance period is based on the Company’s cumulative TSR relative to the TSR of members of a performance peer group.

In connection with the PSU awards, the Compensation Committee approves a performance peer group as a means of establishing performance targets for such awards. At the end of the performance period, our TSR position will be ranked relative to the TSR of each member of the performance peer group. Our performance is measured against the companies in the performance peer group that remain within the performance peer group for the entire performance period, subject to the terms of the PSU award agreement.

PSU Awards Issued Prior to Fiscal Year 2024:

Pursuant to the PSU awards issued prior to fiscal year 2024, TSR for the Company and each other member of the performance peer group is determined by dividing (i) the sum of (A) the difference obtained by subtracting the volume weighted average closing market prices of the relevant company’s common stock on the principal exchange on which such stock is traded for the ten consecutive days ending on the trading day preceding the first trading day of the applicable performance period (the “Pre- 2025 Beginning Price”) from the volume weighted average closing market prices of the relevant company’s common stock on the principal exchange on which such stock is traded for the ten consecutive days ending on the trading day preceding the last trading day of the applicable performance period, plus (B) all dividend and other distributions on the respective shares during the applicable performance period by (ii) the Pre-2025 Beginning Price.

Under these awards, the total number of PSUs that vest is based on the ranking of our total stockholder return relative to the total stockholder return of each of our peer companies(1), and ranges from a 200% payout for ranking in the 90th percentile or above, to 150% for raking in the 70th percentile, 100% payout for ranking at the 50th percentile, 50% payout for ranking at the 30th percentile, and 0% payout for ranking below the 30th percentile with percentiles interpolated between these payouts.

PSU Awards Issued Prior to Fiscal Year 2024

TSR Results (Percentile of Utz TSR vs. Peer TSR)	% of Target (Interpolation)

90% or Above	200%

70%	150%

50%	100%

30%	50%

Less than 30%	0%

The performance peer group for purposes of the December 15, 2022 and January 31, 2023 PSUs included the following twelve companies: Tootsie Roll Industries, B&G Foods, Inc., BellRing Brands, Inc., Calavo Growers, Inc., Flowers Foods, Inc., J&J Snack Foods Corp., John B. Sanfilippo & Sons, Inc., The Marzetti Company (f/k/a Lancaster Colony Corporation), TreeHouse Foods, Inc., Prestige Consumer Healthcare Inc., The Hain Celestial Group, Inc., and The Simply Good Foods Company.

The number of PSUs earned under grants made on December 15, 2022 over a performance period ending on December 31, 2025 was 90% based on TSR results during the completed performance period in the 46th percentile.

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EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

The number of PSUs earned under the grant made on January 31, 2023 over a performance period ending on December 31, 2025 was 90% based on TSR results during the completed performance period in the 46th percentile.

PSU Awards Issued in Fiscal Year 2025:

In fiscal year 2025, we made changes to how we measured our relative TSR performance for purposes of our PSUs, including a change of our performance peer group to the S&P Packaged Foods & Meat Index, as well as changes to the percentile rankings under which payouts are calculated. Under the fiscal year 2025 PSUs, the total number of PSUs that vest is based on the ranking of our TSR relative to the TSR of the S&P Packaged Food & Meat Index, and ranges from a 200% payout for ranking in the 75th percentile or above, to 100% payout for ranking at the 50th percentile, 50% payout for ranking at the 25th percentile, and 0% payout for ranking below the 25th percentile, with percentiles interpolated between these payouts. These structure changes were made with input from the Committee's compensation consultant to better align the Company to the peer set and large-cap consumer goods PSU programs.

Under the PSUs issued in fiscal year 2025, TSR for the Company and each other member of the S&P Packaged Food & Meat Index is determined by dividing (i) the sum of (A) the difference obtained by subtracting the volume weighted average closing market prices of the relevant company’s common stock on the principal exchange on which such stock is traded for the thirty consecutive days ending on the trading day preceding the first trading day of the applicable performance period (the “Beginning Price”) from the volume weighted average closing market prices of the relevant company’s common stock on the principal exchange on which such stock is traded for the thirty consecutive days ending on the trading day preceding the last trading day of the applicable performance period, plus (B) all dividend and other distributions on the respective shares during the applicable performance period by (ii) the Beginning Price.

PSU Awards Issued In Fiscal Year 2025

TSR Results (Percentile of Utz TSR vs. Peer TSR)	% of Target (Interpolation)

75% or Above	200%

50%	100%

25%	50%

Less than 25%	0%

When PSUs become vested, the holder is entitled to be credited with dividend equivalent payments in cash, with such dividend equivalents payable when, and to the extent, the PSUs are settled (or such accrued dividend equivalents will be forfeited to the extent the PSUs are forfeited).

Restricted Stock Units

Our RSUs represent the right to receive one share of our Class A Common Stock upon vesting, provided that the recipient remains employed with us through the vesting date and subject to certain forfeiture conditions. Our RSUs are generally subject to 1/3 pro-rata vesting over the course of a three-year period. Such forfeiture conditions include (a) forfeiture of any unvested or vested but unsettled RSUs upon determination by the Compensation Committee that the participant has breached or threatened to breach covenants set forth in the RSU award agreements, and (b) forfeiture to the extent a participant’s RSUs have not yet vested when participant’s employment ends.

40

EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

RSUs that become vested also entitle the holder to be credited with dividend equivalent payments in cash, with such dividend equivalents payable when, and to the extent, the RSUs are settled (or such accrued dividend equivalents will be forfeited to the extent the RSUs are forfeited).

Equity Grant Practices

Beginning in 2023, our Compensation Committee ceased granting stock options or similar awards as part of our long-term incentive awards program. If stock options or similar awards are granted, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards during periods in which there is material nonpublic information about our company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy (“Blackout”) or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information (“Filing Window”). These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.

During fiscal year 2025, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Employment Arrangements

The Company generally executes an offer of employment before an executive joins the Company or in connection with a change in role. This offer describes the basic terms of the executive’s employment, including his or her start date, starting salary, annual incentive target and long-term incentive award target. The terms of the executive’s employment are based thereafter on sustained good performance rather than contractual terms, and the Company’s policies, such as the Utz Brands, Inc. Change in Control Severance Benefit Plan, will apply as warranted. Except as described in “Severance, Change of Control and Other Programs — Change in Control, Severance and Retirement Benefits,” each of the named executive officers is employed on an at-will basis.

Consistent with our past practices, on April 16, 2025 we entered into an offer letter with respect to Mr. Kelley's appointment to the position of Executive Vice President, Chief Financial Officer and Principal Accounting Officer. Mr. Kelley's offer letter sets forth the basic terms of his employment, including his initial annual base salary, long-term incentive award information, and eligibility to receive an annual bonus. Mr. Kelley's offer letter also provides for a one-time signing bonus of $50,000.

Deferred Compensation Plan

We maintain a nonqualified deferred compensation plan, the Utz Quality Foods, Inc. Nonqualified Deferred Compensation Plan which permits each associate selected by us to participate in the plan to defer from base salary up to the lesser of $999,999 or 50% of the participant’s base salary, and the full annual bonus, if any, paid to such associate. Amounts contributed to the plan by the participant are fully vested at the time of contribution. The contributed amounts are held in a grantor trust by us and invested pursuant to instruction by the participants. Except in connection with an unforeseeable emergency, death, disability, or if we decide to distribute all amounts credited to a participant’s account in connection with a change in control, the amounts credited to such participant’s account will not be distributed until either a date specified by the participant or the participant’s separation from service from our Company. Distributions from the participant’s account may be made either in a lump sum or monthly payments over a period that may be between one year and five years.

2026 Proxy Statement	41

EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

Potential Payments Upon Termination or Change in Control

The table, footnotes, and narratives below reflect the assumption that a hypothetical termination of employment and/or change in control occurred on the last business day of our 2025 fiscal year.

Name	Element	Termination Upon Change in Control ($)	Termination Without Cause ($)(2)	Termination due to Death or Disability ($)	Termination due to Retirement ($)

Howard Friedman	Base Pay	1,901,000	1,425,750	—	—

	Prorated Bonus	609,936	609,936	—	—

	Accelerated Equity(1)	3,461,883	—	—	—

William J. Kelley, Jr.	Base Pay	862,500	575,000	—	—

	Prorated Bonus	285,200	285,200	—	—

	Accelerated Equity(1)	138,919	—	—	—

Mitchell Arends	Base Pay	742,500	495,000	—	—

	Prorated Bonus	229,408	229,408	—	—

	Accelerated Equity(1)	667,348	—	—	—

Jennifer Bentz	Base Pay	720,750	480,500	—	—

	Prorated Bonus	183,959	183,959	—	—

	Accelerated Equity(1)	455,052	—	—	—

Theresa Shea	Base Pay	744,375	496,250	—	—

	Prorated Bonus	199,989	199,989	—	—

	Accelerated Equity(1)	593,605	—	—	—

(1)
Calculation of Accelerated Equity is based on the closing price of $10.46 of our Class A Common Stock on December 26, 2025. Calculation of acceleration of PSU awards is based on the Company’s relative TSR results during the performance period, which for purposes of this model assumes a start date of the PSU award issue date and an end date of the last day of fiscal year 2025.
(2)
Cause means: (i) the commission of, or plea of guilty or no contest to, a felony or other crime involving dishonesty, moral turpitude or the commission of any other act involving willful malfeasance or breach of fiduciary duty with respect to the Company or an affiliate; (ii) any acts, omissions or statements that are, or are reasonably likely to be, detrimental or damaging to the reputation, operations, prospects or business relations of the Company or an affiliate; (iii) gross negligence or willful misconduct with respect to the Company or an affiliate, or willful or repeated failure or refusal to substantially perform assigned duties; (iv) violation of state or federal securities laws; (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; (vi) any act of fraud, embezzlement, material misappropriation or dishonesty against the Company or an affiliate; (vii) any material breach of a written agreement with the Company or an Affiliate, including, without limitation, a breach of any employment, consulting, confidentiality, non-competition, non-solicitation, non-disparagement or similar agreement.

On April 16, 2025, the Company and Mr. Kataria mutually determined that, effective as of May 1, 2025 (the "CFO Effective Date"), Mr. Kataria would no longer serve in his roles as the Company's Executive Vice President, Chief Financial Officer and Principal Accounting Officer (the "CFO Transition"), and that such CFO Transition would constitute a termination without cause by the Company under the Company's Executive Severance Benefit Plan (the "Severance Plan"). Mr. Kataria remained with the Company following the CFO Effective Date in a special advisor role to assist with special projects and the CFO Transition through May 31, 2025 and was eligible to receive severance in the amount of $558,250 and a pro-rated bonus in the amount of $98,124 per the terms of the Severance Plan. Under the terms of his separation, Mr. Kataria will continue to vest in his outstanding RSUs and PSUs granted in his 2022, 2023 and 2024, with performance stock units subject to vesting based on actual performance (estimated value of $827,090, based on the stock price as of May 16, 2025 and assuming target performance for the PSUs).

Severance, Change of Control and Other Programs

Change in Control, Severance and Retirement Benefits

Our severance plans provide benefits in the form of a temporary source of income in the event an executive officer is involuntarily separated from service. We believe our severance benefits are generally consistent with peer companies and help the Company to remain competitive for recruiting purposes while encouraging retention of talent.

42

EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

Utz Brands, Inc. Executive Severance Benefit Plan

We maintain the Utz Brands, Inc. Executive Severance Benefit Plan (the "Severance Plan") pursuant to which we provide severance benefits to our Executive Leadership Team (consisting of each of our Executive Officers — see “Executive Officers of Utz Brands, Inc.” — in this instance, other than the Chief Executive Officer) and each member of the Executive Officer Team (generally, consisting of full-time associates with the title of Senior Vice President and any other associate designated by the Compensation Committee). Subject to the execution and non-revocation of a release and non-competition agreement by an eligible associate, upon a “qualifying termination” (as defined below) and satisfaction of each of the other conditions set forth in the plan, (x) an eligible associate who is a member of the Executive Leadership Team will receive in equal installments 100% of his or her annual base salary in the form of payroll continuation payments beginning on the first day of the payroll period immediately following both the termination date and the date on which the release and non-competition agreement becomes effective and non-revocable (the “Payment Commencement Date”) and ending on the one-year anniversary of the Payment Commencement Date, and (y) an eligible associate who is not a member of the Executive Leadership Team will receive in equal installments 50% of his or her annual base salary in the form of payroll continuation payments beginning on the Payment Commencement Date and ending on the six-month anniversary of the Payment Commencement Date or the termination date.

In addition, if an eligible associate experiences a qualifying termination under the plan and on the termination date was eligible to earn a performance based annual cash bonus in respect of the fiscal year in which the termination date occurs, the eligible associate will receive a payment equal to the annual bonus, calculated based on actual performance during the applicable performance period and prorated based on the number of days during the applicable performance period that the eligible associate was employed by us and paid at the time that annual bonuses are paid to our active associates. Eligible associates will also receive outplacement services during the severance period and are permitted to continue certain health and welfare benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for up to 18 months following the termination date.

For purposes of the Severance Plan, a “qualifying termination” means a termination by the Company other than for cause and other than during an eligible associate’s disability and, with respect to members of our Executive Leadership Team, with a resignation for good reason.

In the event that an eligible associate becomes entitled to receive or receives any payments, options, awards or benefits under the plan or any other plan, agreement, or arrangement with us, or with any person or an affiliate of such person whose actions result in a change in control that may separately or in the aggregate constitute a “parachute payment” within the meaning of Section 280G of the Code and it is determined that, but for the terms of the plan, any of the payments will be subject to an excise tax pursuant to Section 4999 of the Code, we will pay to the eligible associate either (i) the full amount of the payment or (ii) an amount equal to the payments reduced by the minimum amount necessary to prevent any portion of the payments from being an “excess parachute payment,” whichever of the foregoing amounts results in the receipt by the eligible associate, on an after-tax basis, of the greatest amount of payment, notwithstanding that all or some portion of the payments may be subject to the excise tax.

Utz Brands, Inc. Change in Control Severance Benefit Plan

We also maintain the Utz Brands, Inc. Change in Control Severance Plan, pursuant to which we provide severance benefits to the Chief Executive Officer and other members of our Executive Leadership Team and other associates selected by the Compensation Committee. Subject to the execution and non-revocation of a release and non-competition agreement by an eligible associate and satisfaction of each of the other conditions set forth in the plan, upon a termination of employment (a) either (i) by us (other than for cause and other than during an eligible associate's disability), (ii) by such eligible associate for good reason, in each case within the 90 days prior or two years following a change in control, or (b) at the request of an acquirer or potential acquirer in connection with, or prior to, a change in control (each, a “Change in Control Termination”), (x) the Chief Executive Officer will receive in equal installments 200% of the sum of his or her annual base salary and target annual cash bonus in the form of payroll continuation payments, beginning on the Payment Commencement Date and ending on the two-year anniversary of the Payment Commencement Date, and (y) an eligible associate who is a member of the Executive Leadership Team will receive in equal installments 150% of the sum of his or her annual base salary and target annual cash bonus in the form of payroll continuation payments beginning on the Payment Commencement Date and ending on the 18-month anniversary of the Payment Commencement Date. Other participants, if any, will receive such amounts as determined by the Compensation Committee. In addition, in the event the Chief Executive Officer experiences a termination of employment for good reason or experiences a termination of employment by us other than for cause and other than during the Chief Executive Officer’s disability, that is not a Change in Control Termination (a “Chief Executive Officer Non-Change in Control Termination”), then beginning on the Payment Commencement Date and ending on the last day of the 18-month anniversary of the Payment Commencement Date, the Chief Executive Officer will be entitled to receive in equal installments 150% of his or her annual base salary in the form of payroll continuation payments.

In addition, if an eligible associate experiences a qualifying Change in Control Termination or Chief Executive Officer Non-Change in Control Termination and on the termination date was eligible to earn a performance based annual cash bonus in

2026 Proxy Statement	43

EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

respect of the fiscal year in which the termination date occurs, the eligible associate will receive an annual bonus based on actual performance and prorated based on the number of days during the applicable performance period that the eligible associate was employed by us and paid at the time that annual bonuses are paid to our active associates. Upon a Change in Control Termination or Chief Executive Officer Non-Change in Control Termination, eligible associates will also receive outplacement services during the severance period and continuation of welfare benefits under COBRA for up to 18 months following the termination date.

In the event that an eligible associate becomes entitled to receive or receives any payments, options, awards or benefits under the plan or any other plan, agreement, or arrangement with us, or with any person or affiliate of such person whose actions result in a change in control that may separately or in the aggregate constitute a “parachute payment” within the meaning of Section 280G of the Code and it is determined that, but for the terms of the plan, any of the payments will be subject to an excise tax pursuant to Section 4999 of the Code, we will pay to the eligible associate either (i) the full amount of the payment or (ii) an amount equal to the payments reduced by the minimum amount necessary to prevent any portion of the payments from being an “excess parachute payment,” whichever of the foregoing amounts results in the receipt by the eligible associate, on an after-tax basis, of the greatest amount of payment, notwithstanding that all or some portion of the payments may be subject to the excise tax.

Profit Sharing/401(k) Plan

We maintain a contributory 401(k) retirement plan, the Utz Quality Foods, LLC Profit Sharing/401(k) Plan. In 2025, eligible associates could contribute up to 50% of their salary to the plan, subject to limitations under applicable federal tax laws. The plan provided for matching contributions of up to 100% of deferrals made by all participants, not to exceed 4% of participant’s wages. In addition, we may make discretionary, or profit sharing, contributions to the plan only to the hourly associates.

Oversight of Risks Related to Compensation Policies and Practices

The Compensation Committee oversees risks related to our compensation policies and practices. The Compensation Committee annually reviews and approves our compensation philosophy and strategy which includes a review of (a) our compensation policies and practices for executives, and associates generally to assess whether such policies and practices could lead to excessive risk-taking behavior and (b) the manner in which any risks arising out of our compensation policies and practices are monitored and mitigated. As part of this review, the Compensation Committee engaged F.W. Cook. during fiscal year 2025 to deliver a report and assist with the risk assessment of our executive compensation program. The Compensation Committee reviewed our compensation programs for executives and associates, including our annual cash short-term incentive awards and long-term incentive awards programs and found that our incentive programs mitigate excessive risk-taking by our executives, and associates by prioritizing our long-term strategic goal of creating and enhancing value over short-term market changes. Additional findings are detailed below:

▪
Short-term incentive measures that are balanced among different financial measures, with targets that are intended to be achievable upon realistic levels of performance;
▪
Company-defined annual goals through an OGSM system that cascades to all levels of leadership and supports our pay-for-performance philosophy on the Annual Bonus Program and on annual merit increases;
▪
Maximum bonus payouts that are capped at levels that do not reward excessive risk-taking;
▪
Significant weighting towards long-term incentive compensation that promotes long-term decision-making and discourages short-term risk-taking;
▪
Our clawback provisions that allow us to recover compensation if participant has breached or threatened to breach any restrictive covenant; and
▪
Our stock ownership guidelines that encourage a long-term perspective.

As a result of this review, the Compensation Committee concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on our Company.

Clawback Policy

In connection with the SEC’s and NYSE’s rules requiring adoption of a clawback policy applicable to incentive-based compensation for Section 16 officers of listed companies, the Company has adopted the Utz Brands, Inc. Amended and Restated Clawback and Forfeiture Policy (the "Clawback Policy"). Current Section 16 officers of the Company have agreed in writing that the Clawback Policy applies to various agreements, plans and arrangements between such Section 16 officers and the Company or its subsidiaries. Under the Clawback Policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any

44

EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

erroneously awarded incentive-based compensation from the Company’s current and former executive officers. In addition, in the event a Section 16 officer engages in egregious behavior, the Clawback Policy provides that the Company may require such Section 16 officers to reimburse the Company for all or a portion of its incentive-based compensation received by such Section 16 officer during the three-year period preceding the date on which the Company discovers such conduct. Further, under the Company’s 2020 Omnibus Equity Incentive Plan, equity awards pursuant to the plan may be clawed back where a participant has engaged in certain behavior in violation of certain restrictive covenants.

Covenants and Clawback

Each of the executives who is granted an option, RSU or PSU is subject to restrictive covenants related to non-competition and non-solicitation for six months following any termination of employment (or, if longer, the period in respect of which the executive receives severance benefits) and covenants for an indefinite period of time covering confidentiality and non-disparagement. Under the award agreements, if the Compensation Committee determines that the participant has breached or threatened to breach any restrictive covenant, the participant will be required to pay us an amount equal to the proceeds received upon the sale or disposition of the equity award and any shares issued in respect of any such equity award.

Stock Ownership

One of the key objectives of our executive compensation program is to align the interests of our directors, and our executive officers including our Chief Executive Officer, with the long-term interests of our stockholders. We believe that an effective way of achieving this alignment is to require that each of our directors and executive officers is a stockholder and has a significant financial interest in our business. Accordingly, our Board adopted Stock Ownership Guidelines, which require our Chief Executive Officer, executive officers, and our directors, to own securities having a certain value equal to their base salary or Board retainer, as applicable. In setting stock ownership guidelines for our executive officers, we have implemented separate guidelines for our Chief Executive Officer, our Executive Leadership Team (meaning any associate with a title of “Executive Vice President,” or above (excluding the Chief Executive Officer), and any other associate designated by the Compensation Committee of the Company from time to time). Our Stock Ownership Guidelines require our Chief Executive Officer, Executive Leadership Team, our Chairperson and our non-employee directors to own our securities having a value equal to the amounts set forth below (the “Minimum Ownership Guidelines”):

Chief Executive Officer / Chairperson	6 times his or her annual base salary or Board retainer

Members of the Company’s Executive Leadership Team (Section 16 Officers)	3 times his or her annual base salary

Members of the Company’s Executive Leadership Team (Non-Section 16 Officers)	1 time his or her annual base salary

Lead Independent Director	6 times the annual Board retainer

Non-employee Directors	5 times the annual Board retainer

If the covered executive is below the annual Minimum Ownership Guidelines in any given review year, he/she must retain (and not sell) 100% in the case of our Chief Executive Officer and 50% in the case of any other members of the Executive Leadership Team of any eligible shares provided to him/her pursuant to any RSU or PSU award (or any other similar awards) after required tax withholding obligations.

If a Director, Chairperson or Chairperson Emeritus is below the annual Minimum Ownership Guidelines in any given review year, he/she must retain (and not sell) 100% of any eligible shares provided to him/her pursuant to any RSU or PSU award (or any other similar awards).

Annual review of compliance with the above guidelines occurs each June. For the purposes of these Stock Ownership Guidelines, eligible shares shall include Company Class A Common Stock and securities convertible into shares of Class A Common Stock owned by Directors/Officers or their Affiliates, as defined in the Guidelines. Unvested or unearned PSUs and unexercised stock options are not considered eligible shares and do not count towards the ownership guidelines.

During fiscal year 2025, each of our directors and members of the Executive Leadership Team were in compliance with our Minimum Ownership Guidelines.

2026 Proxy Statement	45

EXECUTIVE AND DIRECTOR COMPENSATION ▪ COMPENSATION DISCUSSION AND ANALYSIS

Restrictions on Short Sales or Speculative Transactions by All Directors and Associates

See “Corporate Governance — Corporate Governance Policies — Restrictions on Short Sales or Speculative Transactions by All Directors and Associates” for a description of our restrictions on short sales or speculative transactions by all of our directors and associates.

REPORT OF COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with the Company’s management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for its 2025 fiscal year.

Jason K. Giordano (Chair)

John W. Altmeyer

Roger K. Deromedi

Pamela Stewart

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee throughout fiscal year 2025 were Jason Giordano, John Altmeyer, Roger Deromedi, and Pamela Stewart. Each of Jason Giordano, John Altmeyer, Roger Deromedi and Pamela Stewart served for all of fiscal year 2025, No member of this committee was, at any time during fiscal year 2025, or at any time, an officer or associate of the Company, and no member of this committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Compensation Committee during fiscal year 2025.

46

EXECUTIVE AND DIRECTOR COMPENSATION ▪ FISCAL YEAR 2025 SUMMARY COMPENSATION TABLE

FISCAL YEAR 2025 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning grants the annual and long-term compensation awarded to, earned by, or paid to our named executive officers for all services rendered in all capacities to the Company, or any of our subsidiaries, for fiscal year 2025 and, to the extent required by SEC disclosure rules, fiscal years 2024 and 2023.

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)(1)	BONUS ($)	STOCK AWARDS ($)(3)		OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)

Howard Friedman	2025	968,289	—	2,699,044		—	609,936	114,000	4,391,269
Chief Executive Officer	2024	923,558	—	2,845,185		—	1,027,583	111,331	4,907,657
	2023	850,000	—	2,375,116		—	776,050	112,278	4,113,444
William J. Kelley, Jr.	2025	380,385	50,000(2)	870,419		—	285,200	—	1,586,004
Executive Vice President,
Chief Financial Officer
Mitchell Arends	2025	503,943	—	423,673		—	229,408	14,000	1,171,024
Executive Vice President,	2024	465,000	—	591,474		—	319,781	63,311	1,439,565
Chief Integrated Supply Chain Officer
Jennifer Bentz	2025	489,179	—	411,187		—	183,959	14,000	1,098,325
Executive Vice President,
Chief Marketing Officer
Theresa Shea	2025	505,539	—	549,794		—	199,989	14,000	1,269,322
Executive Vice President,	2024	482,558	—	523,508		—	303,276	15,846	1,325,187
Chief Legal Officer & Corporate Secretary	2023	458,558	—	364,617		—	310,213	13,419	1,146,807
Ajay Kataria	2025	246,633	—	827,090	(6)	—	98,124	595,191	1,767,038
Former Executive Vice President,	2024	543,046	—	878,661		—	374,946	11,502	1,808,155
Chief Financial and Accounting Officer	2023	522,116	—	530,874		—	294,131	12,009	1,359,129

(1)
The amounts disclosed in this column reflect the dollar amount of the salaries actually paid in the reported fiscal year.
(2)
The amount disclosed in this column represents a sign-on bonus paid to Mr. Kelley in connection with the commencement of his employment.
(3)
Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted to each named executive officer, in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic No. 718. (“ASC 718”) and, in the case of PSUs, are valued based on the probable outcome of the applicable performance conditions on the grant date. The relative TSR vesting condition related to the PSU awards is considered a market condition and not a performance condition under ASC 718. Accordingly, there is no grant date fair value below or in excess of the amounts reflected in the table above that could be calculated and disclosed based on achievement of market conditions. For a discussion of the assumptions made in such valuation of the equity awards reported in this column, see Note 1 “Operations and Summary of Significant Accounting Policies” and Note 13 "Share-Based Compensation" to our audited financial statements for the fiscal year ended December 28, 2025, included in our Annual Report on Form 10-K. For details regarding the vesting conditions of these equity awards, see the “— Outstanding Equity Awards at Fiscal Year-End” table below.
(4)
Represents annual performance-based cash incentives. For a discussion of the determination of these amounts, please see the section entitled “Annual Cash Short-Term Incentive Award Program (“Annual Bonus Plan” or “ABP”).”
(5)
The amounts listed under “All Other Compensation” column for fiscal year 2025 include: (i) matching contributions and profit-sharing contributions by us under the Utz Quality Foods, LLC 401(k) Plan, and (ii) other perquisites and personal benefits. The details about these amounts are set forth in the table below:

NAME	CONTRIBUTIONS UNDER PROFIT SHARING/401(K) PLAN ($)(a)	OTHER ($)		TOTAL ($)

Howard Friedman	14,000	100,000	(b)	114,000
William J. Kelley, Jr.	—	—		—
Mitchell Arends	14,000	—		14,000
Jennifer Bentz	14,000	—		14,000
Theresa Shea	14,000	—		14,000
Ajay Kataria	14,000	581,191	(c)	595,191

(a)
Amounts listed in this column reflect matching contributions by us to the listed individuals under the Utz Quality Foods, LLC Profit Sharing/401(k) Plan. These officers solely received contributions to their 401(k) plans and are not eligible for Profit Sharing.
(b)
Represents annual lump-sum stipend paid to Mr. Friedman for travel, which was previously disclosed in the Company's Form 10-Q filed with the SEC on November 9, 2023.
(c)
Representing (i) $558,250 in severance payments under the Severance Plan and (ii) $22,941 for accrued but unused PTO at the time of separation.

(6) Represents modifications made to certain of Mr. Kataria's outstanding awards due to his separation from the Company. See "Grant of Plan Based Awards - Fiscal Year

2025" for further information.

2026 Proxy Statement	47

EXECUTIVE AND DIRECTOR COMPENSATION ▪ GRANT OF PLAN BASED AWARD - FISCAL 2024

GRANTS OF PLAN BASED AWARDS — FISCAL YEAR 2025

The following table and explanatory footnotes provide information with regard to the grant of awards to each named executive officer during fiscal year 2025.

					ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	GRANT DATE FAIR VALUE OF STOCK

NAME	AWARD DESCRIPTION	APPROVAL DATE	GRANT DATE		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	OR UNITS (#)	AWARD ($)(3)

Howard Friedman	PSU	12/02/2024	01/03/2025	(4)				33,789	67,577	135,154		1,202,871
	PSU	12/02/2024	01/03/2025	(5)				13,516	27,031	54,062		481,152
	RSU	12/02/2024	01/03/2025	(6)							67,578	1,015,022
	ABP				546,538	1,093,075	2,186,150
William J. Kelley, Jr.	PSU	04/16/2025	05/01/2025	(7)				19,732	39,463	78,926		702,441
	RSU	04/16/2025	05/01/2025	(8)							13,154	159,690
	RSU	04/16/2025	08/29/2025	(8)							127	1,542
	PSU	04/16/2025	08/29/2025	(8)				189.5	379	758		6,746
	ABP				230,000	460,000	920,000
Mitchell Arends	PSU	12/02/2024	01/03/2025	(4)				6,455	12,909	25,818		229,780
	RSU	12/02/2024	01/03/2025	(6)							12,909	193,893
	ABP				160,875	321,750	643,500
Jennifer Bentz	PSU	12/02/2024	01/03/2025	(4)				6,265	12,529	25,058		223,016
	RSU	12/02/2024	01/03/2025	(6)							12,528	188,171
	ABP				156,163	312,325	624,650
Theresa Shea	PSU	12/02/2024	01/03/2025	(4)				5,999	11,997	23,994		213,547
	PSU	12/02/2024	01/03/2025	(5)				4,384	8,767	17,534		156,053
	RSU	12/02/2024	01/03/2025	(6)							11,997	180,195
	ABP				161,282	322,563	645,126
Ajay Kataria	PSU	04/16/2025	04/16/2025	(9)				9,590	19,180	38,360		254,135
	PSU	04/16/2025	04/16/2025	(9)				5,819	11,637	23,274		155,587
	PSU	04/16/2025	04/16/2025	(9)				4,623	9,245	18,490		155,778
	RSU	04/16/2025	04/16/2025	(9)							7,936	107,692
	RSU	04/16/2025	04/16/2025	(9)							4,815	65,340
	RSU	04/16/2025	04/16/2025	(9)							6,526	88,558
	ABP(10)				209,344	418,688	837,376

(1)
Represents the threshold, target and maximum potential amounts each named executive officer had the opportunity to earn for 2025 payable pursuant to the ABP. See “Compensation Discussion and Analysis — Annual Cash Short-Term Incentive Award Program (“Annual Bonus Plan” or “ABP”)” for a description of the ABP and “Summary Compensation Table” above.
(2)
The columns under “Estimated Future Payouts Under Equity Incentive Plan Awards” represent the PSUs granted in fiscal year 2025 that will vest on December 31, 2027 based upon achievement of Company performance metrics. Earned payments may range from 0% to 200% of target based on performance. See “Compensation Discussion and Analysis — Long-Term Incentives — 2020 Omnibus Equity Incentive Plan — Performance Stock Units” above.
(3)
The grant date fair value reported for PSUs is based upon the Company’s determination of the probable outcome of the Company’s satisfaction of the performance conditions as of the grant date, computed in accordance with FASB ASC Topic 820. The grant date fair value reported for RSUs is computed in accordance with FASB ASC Topic 718.
(4)
Represents an award of PSUs granted on 01/03/2025. The PSUs are subject to vesting on December 31, 2027, based on the Company’s total shareholder return (“TSR”) achievement for the performance period beginning on January 1, 2025 and ending on December 31, 2027, subject to the Compensation Committee’s certification following the performance period of the extent to which the performance goal has been satisfied, assuming continued employment through the vesting date.
(5)
Represents a special award of PSUs granted to Mr. Friedman and Ms. Shea. The PSUs The PSUs are subject to vesting on December 31, 2027, based on the Company’s total shareholder return (“TSR”) achievement for the performance period beginning on January 1, 2025 and ending on December 31, 2027, subject to the Compensation Committee’s certification following the performance period of the extent to which the performance goal has been satisfied, assuming continued employment through the vesting date.
(6)
Represents an award of RSUs granted on 01/3/2025. The RSUs vest under the following schedule: 33.33% of the shares of Issuer’s Class A Common Stock subject to the RSUs vest on December 31, 2025, 33.33% of the shares of our Class A Common Stock subject to the RSUs vest on December 31, 2026, and 33.34% shares of Issuer’s Class A Common Stock subject to the RSUs vest on December 31, 2027, subject to the participant’s Continuous Service (as defined in the 2020 Omnibus Equity Incentive Plan) to the Company through such dates and subject to certain conditions detailed in the 2020 Omnibus Equity Incentive Plan.
(7)
Represents two awards of PSUs granted to Mr. Kelley on May 1, 2025 and August 29, 2025 respectively. The PSUs are subject to vesting on May 1, 2028, based on the Company’s TSR achievement for the performance period beginning on May 1, 2025 and ending on May 1, 2028, subject to the Compensation Committee’s certification following the performance period of the extent to which the performance goal has been satisfied, assuming continued employment through the vesting date. While annual long-term incentive awards to named executive officers are split evenly between PSUs and RSUs, pursuant to the terms of his offer letter, Mr. Kelley received an initial award under the Company’s OEIP equal to $718,750 comprised 75% of PSUs and 25% of RSUs, which are represented by the May 1, 2025 and August 29, 2025 awards.
(8)
Represents two awards of RSUs granted on May 1, 2025 and August 29, 2025. The RSUs vest under the following schedule: 100% of the shares of Issuer’s Class A Common Stock subject to the RSUs vest on December 31, 2027. While annual long-term incentive awards to named executive officers are split evenly between PSUs and RSUs, pursuant to the terms of his offer letter, Mr. Kelley received an initial award under the Company’s OEIP comprised 75% of PSUs and 25% of RSUs. While annual long-term incentive awards to named executive officers are split evenly between PSUs and RSUs, pursuant to the terms of his offer letter, Mr. Kelley received an initial award under the Company’s OEIP equal to $718,750 comprised 75% of PSUs and 25% of RSUs, which are represented by the May 1, 2025 and August 29, 2025 awards.
(9)
Represents modifications made to certain of Mr. Kataria's outstanding PSU and RSU awards to allow for continued vesting following his date of separation from the Company, calculated in accordance with FASB ASC Topic 718. Modifications were made to RSU awards initially made to Mr. Kataria on 12/15/2022, 1/31/2023, and 1/31/2024, and PSU awards initially made to Mr. Kataria on 2/15/2022, 1/31/2023, and 1/31/2024.
(10)
The actual ABP award made to Mr. Kataria was prorated for the time spent at the Company in fiscal year 2025.

48

EXECUTIVE AND DIRECTOR COMPENSATION ▪ OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding outstanding awards made to our named executive officers as of December 28, 2025.

	OPTION AWARDS						STOCK AWARDS

NAME	GRANT DATE FOR OPTIONS	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UN- EXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($/ SHARE)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(1)(3)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)

Howard Friedman		—	—	—	—	—
Total		—	—	—	—	—	131,385	(4)	1,374,287	334,677	(10)	3,500,721
William J. Kelley Jr.		—	—	—	—	—
Total		—	—	—	—	—	13,281	(5)	138,919	39,842	(11)	416,747
Mitchell Arends		—	—	—	—	—
Total		—	—	—	—	—	55,365	(6)	579,118	26,088	(12)	272,880
Jennifer Bentz		—	—	—	—	—
Total		—	—	—	—	—	35,615	(7)	372,533	24,857	(13)	260,004
Theresa Shea	1/28/2022	30,228	—	—	15.51	1/28/2032
Total		30,228	—	—	—	—	27,749	(8)	290,255	56,357	(14)	589,494
Ajay Kataria	8/29/2020	18,651	—	—	16.34	8/28/2030
	1/28/2022	44,010	—	—	15.51	1/28/2032
Total		62,661	—	—	—	—	19,277	(9)	201,637	40,062	(15)	419,049

(1)
Equity Awards granted to the named executive officers will be forfeited upon his or her termination by us for cause or voluntarily by the participant without our consent other than for good reason, or for cause termination.
(2)
Market value based upon the closing market price of $10.46 of our Class A Common Stock on December 26, 2025, the last trading day of fiscal year 2025.
(3)
Represents PSUs that have been granted but not yet vested based on target achievement. Our PSUs provide the participant with the opportunity to earn shares of our Class A Common Stock if we achieve certain thresholds with respect to relative TSR. The vesting percentage of the target PSUs for the applicable performance period will be determined based on TSR Percentile Rank. The portion of the PSUs that vest will be determined on a straight-line basis. For PSU awards granted prior to 2024, the straight-line vesting basis is as follows: 90th percentile or above equaling 200% vested, 70th percentile or above equaling 150% vested, 50th percentile or above equaling 100% vested, 30th percentile or above equaling 50% vested, and lower than 30th percentile equaling 0% vested. For PSU awards granted in 2024, the straight-line vesting basis is as follows: 75th percentile or above equaling 200% vested, 50th percentile or above equaling 100% vested, 25th percentile or above equaling 50% vested, and lower than 25th percentile equaling 0% vested. See “Compensation Discussion and Analysis — Long-Term Incentives — 2020 Omnibus Equity Incentive Plan — Performance Stock Units” for further information.
(4)
Represents Mr. Friedman's three restricted stock unit awards which vest (i) 65,201 on December 31, 2025, (ii) 43,658 on December 31, 2026, and (iii) 22,526 on December 31, 2027.
(5)
Represents Mr. Kelley's two restricted stock unit awards which vest under the following schedule: 13,281 shares vest on December 31, 2027.
(6)
Represents Mr. Arends's three restricted stock unit awards which vest (i) 42,366 on December 31, 2025, (ii) 8,696 that vest on December 31, 2026, and (iii) 4,303 that vest on December 31, 2027.
(7)
Represents Ms. Bentz's three restricted stock unit awards which vest (i) 15,719 on December 31, 2025, (ii) 15,719 on December 31, 2026, and (iii) 4,176 on December 31, 2027.
(8)
Represents Ms. Shea's three restricted stock unit awards which vest (i) 15,863 on December 31, 2025, (ii) 7,887 on December 31, 2026, and (iii) 3,999 on December 31, 2027.
(9)
Represents Mr. Kataria's 19,277 restricted stock unit awards which vest on December 31, 2025.
(10)
Represents Mr. Friedman's PSU awards (at target level) that vest (i) 176,674 on December 31, 2025, (ii) 63,395 on December 31, 2026, and (iii) 94,608 on December 31, 2027.
(11)
Represents Mr. Kelley's PSU award (at target level) that vest 39,842 on May 1, 2028.
(12)
Represents Mr. Arends's PSU awards (at target level) that vest (i) 13,179 on December 31, 2026, and (ii) 12,909 on December 31, 2027.
(13)
Represents Ms. Bentz's PSU awards (at target level) that vest (i) 12,328 on December 31, 2026 and (ii) 12,529 on December 31, 2027.
(14)
Represents Ms. Shea's PSU awards (at target level) that vest (i) 23,928 on December 31, 2025, (ii) 11,665 on December 31, 2026 and (iii) 20,764 on December 31, 2027.
(15)
Represents Mr. Kataria's PSU awards (at target level) that vest (i) 30,817 on December 31, 2025 and (ii) 9,245 on December 31, 2026. Reflects the forfeiture of 17,772 PSUs in connection with Mr. Kataria's separation from the Company.

2026 Proxy Statement	49

EXECUTIVE AND DIRECTOR COMPENSATION ▪ OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Exercises and Stock Vested — Fiscal Year 2025

The following table shows the number of shares acquired by each of the named executive officers during fiscal year 2025 through vesting of RSUs and PSUs. No stock options were exercised by our named executive officers. The table also presents the value realized upon such vesting, as calculated based on the closing share price of our Class A Common Stock on the NYSE on the vesting date. Because December 31, 2024 occurred during the Company's fiscal year 2025, the table below shows vests that occurred on December 31, 2024.

	STOCK AWARDS(1)

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)

Howard Friedman	98,697	1,545,595
William J. Kelley, Jr.	—	—
Mitchell Arends	4,393	68,794
Jennifer Bentz	11,543	180,763
Theresa Shea	18,917	296,243
Ajay Kataria	29,547	462,706

(1)
RSU and PSU vesting occurred on December 31, 2024, which was after the end of fiscal year 2024 and therefore occurred during fiscal year 2025.

The following table shows the number of shares acquired by each of the named executive officers during the period that ended December 31, 2025 through vesting of RSUs and PSUs. No stock options were exercised by our named executive officers. The table also presents the value realized upon such vesting, as calculated based on the closing share price of our Class A Common Stock on the NYSE on the vesting date.

	STOCK AWARDS(1)

NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)

Howard Friedman	224,208	2,327,275
William J. Kelley, Jr.	—	—
Mitchell Arends	42,366	439,759
Jennifer Bentz	15,719	163,163
Theresa Shea	37,398	388,193
Ajay Kataria	47,012	487,988

(1)
Includes the number of shares of Class A Common Stock underlying RSUs as well as PSUs earned from the performance cycle that ended on December 31, 2025, as determined by the Compensation Committee. The number of shares that became vested reflects payment of the PSU cycle ended December 31, 2025 at 90% of target. All of the applicable named executive officers received payment of the award in Common Stock in January 2026. In accordance with the terms of the PSU award agreement, each PSU represents one share of our Class A Common Stock at target levels, valued at $10.38, the closing price of our Class A Common Stock on the NYSE on December 31, 2025, the last trading day of the performance period for such PSUs. December 31, 2025 was after the end of the Company's fiscal year 2025, and thus these vests occurred in fiscal year 2026.

50

EXECUTIVE AND DIRECTOR COMPENSATION ▪ NONQUALIFIED DEFERRED COMPENSATION — FISCAL YEAR 2024

NONQUALIFIED DEFERRED COMPENSATION — FISCAL YEAR 2025

The following table shows the contributions and earnings during fiscal year 2025, and account balance as of December 28, 2025, for named executive officers under the Utz Quality Foods, Inc. Nonqualified Deferred Compensation Plan.

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR(1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR(2)	AGGREGATE EARNINGS IN LAST FISCAL YEAR(3)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS	AGGREGATE BALANCE AT LAST FISCAL YEAR-END
	($)	($)	($)	($)	($)

Howard Friedman	—	—	—	—	—
William J. Kelley, Jr.	—	—	—	—	—
Mitchell Arends	48,608	—	46,484	—	336,473
Jennifer Bentz	—	—	62,369	—	447,021
Theresa Shea	55,168	—	14,862	—	113,462
Ajay Kataria	—	—	3,283	(20,418)	—

(1)
The executive contribution amounts under the Deferred Compensation Plan were included in fiscal year 2025 compensation in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Fiscal Year 2025 Summary Compensation Table, as applicable.
(2)
These amounts, if any, were included in the “All Other Compensation” column of the Summary Compensation Table.
(3)
None of the amounts in this column are included in the Summary Compensation Table because plan earnings were not preferential or above-market.

2026 Proxy Statement	51

EXECUTIVE AND DIRECTOR COMPENSATION ▪ EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 28, 2025, the last day of fiscal year 2025, with respect to the shares of our Class A Common Stock that may be issued under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the Utz Brands, Inc. 2020 Omnibus Equity Incentive Plan (the "2020 OEIP") and the ESPP.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, AND RIGHTS(1)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, AND RIGHTS ($)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))

	(a)		(b)		(c)
Equity compensation plans approved by security holders	2,643,285	(2)	15.77	(3)	4,622,630	(4)(5)
Equity compensation plans not approved by security holders	—		—		—
Total	2,643,285		—		4,622,630	(4)(5)

(1)
Excludes purchase rights accruing as of December 31, 2025 under the ESPP.
(2)
Includes 649,930 shares subject to outstanding stock options, 1,232,179 shares subject to outstanding RSUs (including 706,399 RSUs scheduled to vest on December 31, 2025), and 761,176 shares subject to outstanding PSUs, based on an assumed target performance (including 327,740 PSUs scheduled to vest on December 31, 2025, accounting for 90% payout due to satisfaction of performance conditions).
(3)
The weighted average exercise price relates solely to outstanding stock option shares since shares subject to RSUs and PSUs have no exercise price.
(4)
Includes shares available for future issuance under the ESPP.
(5)
As of December 28, 2025, our fiscal year 2025 end, 3,640,639 shares of Class A Common Stock were available for future issuance under the 2020 OEIP, and 981,991 shares of Class A Common Stock were available for future issuance under the ESPP. On December 31, 2025, 55,600 of purchase rights under the ESPP were exercised, leaving 926,391 shares were available for future issuance under the ESPP.

52

EXECUTIVE AND DIRECTOR COMPENSATION ▪ DIRECTOR COMPENSATION IN FISCAL YEAR 2024

DIRECTOR COMPENSATION IN FISCAL YEAR 2025

In fiscal year 2025, we maintained a director compensation program which was designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of our securities to further align their interests with those of our stockholders. The program provides the following compensation for non-employee directors:

▪
An annual cash retainer of $87,500 for non-employee directors of the Board;
▪
An additional cash retainer of $90,000 for Chairperson of the Board, $25,000 for Lead Independent Director, and additional annual cash retainers of $25,000 for the Chairperson of the Audit Committee, $20,000 for the Chairperson of the Compensation Committee (increased from $15,000 in fiscal year 2024) and $15,000 for the Chairperson of the Nominating and Corporate Governance Committee (increased from $10,000 in fiscal year 2024); and
▪
An equity retainer with a value of $130,000 granted in the form of RSUs granted upon each director’s initial election to office and in connection with each annual meeting of stockholders that vests on the earlier of the one-year anniversary of the grant or the next annual meeting of stockholders. A non-employee director's initial RSU award will be prorated for any partial year of service. Employee directors receive any equity compensation in connection with their employment and not as a director.

All cash retainers will be payable quarterly in arrears. As our employee, Mr. Friedman was not eligible for such retainer and other compensation paid to non-employee directors in fiscal year 2025.

The table below sets forth information regarding director compensation for fiscal year 2025.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)

Dylan Lissette	177,500	130,000	307,500
Craig Steeneck	112,500	130,000	242,500
Roger Deromedi	112,500	130,000	242,500
Jason Giordano	106,250	130,000	236,250
John Altmeyer	95,000	130,000	225,000
Timothy Brown	93,750	130,000	223,750
Christina Choi	87,500	130,000	217,500
Antonio Fernandez	87,500	130,000	217,500
B. John Lindeman	87,500	130,000	217,500
Pamela Stewart	87,500	130,000	217,500
William Werzyn, Jr.	87,500	130,000	217,500

(1)
Director compensation is payable in arrears on a quarterly basis.
(2)
Amounts set forth in this column represent the aggregate grant date fair value of equity awards granted to each director, in accordance with ASC topic No. 718. For a discussion of the assumptions made in such valuation of the equity awards reported in this column with respect to fiscal year 2025, see Note 1 “Operations and Summary of Significant Accounting Policies” and Note 13 "Share-Based Compensation" to our audited financial statements for the fiscal year ended December 28, 2025, included in our Annual Report on Form 10-K. As of December 28, 2025, the non-employee directors who served during fiscal year 2025 held RSUs with respect to the following number of shares: Mr. Lissette: 9,673, Mr. Steeneck: 9,673, Mr. Deromedi: 9,673, Mr. Giordano: 9,673, Mr. Altmeyer: 9,673, Mr. Brown: 9,673, Ms. Choi: 9,673, Mr. Fernandez: 9,673, Mr. Lindeman: 9,673, Ms. Stewart: 9,673, and Mr. Werzyn: 9,673.

CEO PAY RATIO

As required by SEC rules, we are providing the following information about the ratio of the total annual compensation of our Chief Executive Officer and the total annual compensation of our median associate (the “Median Employee”). We believe our Chief Executive Officer pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. For fiscal year 2025, our last completed fiscal year:

▪
Total Annual Compensation of our Chief Executive Officer was $4,391,269.
▪
Total Annual Compensation of our Median Employee was $62,558.

2026 Proxy Statement	53

EXECUTIVE AND DIRECTOR COMPENSATION ▪ CEO PAY RATIO

Based on this information, for fiscal year 2025, the estimated ratio of the compensation of our Chief Executive Officer and the Median Employee was approximately 71(1) to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

(1) Ratio is approximately 70.1952 rounded up to whole number.

Median Employee

As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship between the annual total compensation of our employees and the annual total compensation of Howard Friedman, our CEO.

In fiscal year 2025, the annual total compensation of the identified Median Employee was $62,558, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. To identify the median of the annual total compensation of all of our employees, as well as to determine the annual total compensation of our Median Employee, we took the following steps:

1.
We determined that as of December 28, 2025, the last day of our fiscal year, we had 3,122 full-time, part-time, and seasonal employees excluding Mr. Friedman, our Chief Executive Officer. We selected December 28, 2025, which is within the last three months of fiscal year 2025, as the date upon which we would identify the Median Employee because it enabled us to make such identification in a reasonably efficient and economical manner.
2.
To determine the median employee, we used base salary and wages paid to our employee population as our consistently applied compensation measure. We annualized compensation for any full or part-time employees who were employed at year-end but did not work during the entire year. No cost-of-living or other adjustments were made to compensation. Using this methodology, we determined that the Median Employee was a non-exempt, full-time associate.
3.
We identified our Median Employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our Chief Executive Officer, we did not make any cost-of-living adjustments in identifying the Median Employee.
4.
Once we identified our Median Employee, we combined all of the elements of such employee’s compensation in accordance with the requirements of Item 402(c)(2) of Regulation S-K.

54

PAY VS. PERFORMANCE

PAY VS. PERFORMANCE

Pay vs Performance Tabular Disclosure

Pay vs. Performance Disclosure(1)
							Value of Fixed $100 Investment Based On:

Year	Summary Compensation Table Total for First PEO(2)	Summary Compensation Table Total for Second PEO(3)	Compensation Actually Paid to First PEO(2)(4)	Compensation Actually Paid to Second PEO(3)(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(5)(6)	Utz Brands, Inc. Total Shareholder Return(7)	S&P 1500 Composite Packaged Foods & Meats Index Total Shareholder Return(8)	Net Income (Loss) in Millions(9)	Adjusted EBITDA in Millions(9)(10)

2025	—	$4,391,269	—	$914,845	$1,378,343	$674,445	$51	$85	$(7.7)	$216.5

2024	—	$4,907,657	—	$4,104,174	$2,360,256	$1,894,169	$75	$99	$30.7	$200.2

2023	—	$4,113,444	—	$3,844,446	$1,666,798	$1,608,290	$77	$105	$(40.0)	$187.2

2022	$5,870,043	$4,252,567	$5,856,068	$4,134,920	$3,157,332	$3,215,423	$74	$116	$(14.0)	$170.5

2021	$1,012,309	—	$(1,572,541)	—	$605,171	$(377,493)	$73	$110	$8.0	$156.2

Notes

(1)
Equity compensation fair value is calculated based on the assumptions determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in such valuation of the equity awards reported in this table, see Note 1 “Operations and Summary of Significant Accounting Policies” to our audited financial statements for the fiscal year ended December 28, 2025, included in our Annual Report on Form 10-K.
(2)
The Company’s principal executive officer (“PEO”) for the fiscal periods in 2021 until December of fiscal year 2022 was Dylan Lissette (the “First PEO”), at which point he transitioned to Executive Chairperson upon commencement of Howard Friedman’s employment as Chief Executive Officer.
(3)
The Company’s PEO from December of fiscal year 2022 through fiscal year 2025 was Howard Friedman (the “Second PEO”).

(4)	PEO "CAP" Calculation Detail

	First PEO - Dylan Lissette		Second PEO - Howard Friedman	Second PEO - Howard Friedman	Second PEO - Howard Friedman	Second PEO - Howard Friedman

Compensation Element	2021	2022	2022	2023	2024	2025

SCT Reported Total Compensation	$1,012,309	$5,870,043	$4,252,567	$4,113,444	$4,907,657	$4,391,269

Aggregate SCT Reported Equity Compensation (-)	$0	$(3,298,145)	$(4,229,682)	$(2,375,116)	$(2,845,185)	$(2,699,044)

Year-End Fair Value of Awards Granted During the FY & Outstanding (+)	$0	$3,313,719	$4,112,036	$1,922,497	$2,369,087	$1,611,318

Year-Over-Year Change in Fair Value of Awards Granted During Prior FY & Outstanding (+/-)	$(1,641,497)	$(52,845)	$0	$(208,404)	$(348,262)	$(2,445,107)

Vesting Date Fair Value of Awards Granted & Vested During the Covered FY (+)	$0	$0	$0	$349,858	$0	$0

Year-Over-Year Change in Fair Value of Awards Granted During Prior FY & Vesting During Covered FY (+/-)	$(943,353)	$11,285	$0	$21,288	$0	$8,883

Value of Dividends Payable not Otherwise Reflected in Fair Value Determination or Total Compensation (+)	$0	$12,011	$0	$20,878	$20,878	$47,526

"Compensation Actually Paid" Determination	$(1,572,541)	$5,856,068	$4,134,920	$3,844,446	$4,104,174	$914,845

2026 Proxy Statement	55

PAY VS. PERFORMANCE

(5)
The Company’s other, non-PEO, named executive officers (“NEOs”) for each fiscal year set forth in the table above were:

Fiscal Year	Non-PEO NEOs

2021	Cary Devore, Ajay Kataria, Mark Schreiber, Shane Chambers, and Tucker Lawrence

2022	Cary Devore, Ajay Kataria, Mark Schreiber, and Theresa Shea

2023	Cary Devore, Ajay Kataria, Mark Schreiber, and Theresa Shea

2024	Cary Devore, Ajay Kataria, Mark Schreiber, and Mitchell Arends
2025	William Kelley, Theresa Shea, Mitchell Arends, Ajay Kataria, and Jennifer Bentz

(6)	Average Non-PEO NEOs "CAP" Calculation Detail

	Average Non-PEO NEO

Compensation Element	2021	2022	2023	2024	2025

SCT Reported Total Compensation	$605,171	$3,157,332	$1,666,798	$2,360,256	$1,378,343

Aggregate SCT Reported Equity Compensation (-)	$0	$(1,894,898)	$(847,073)	$(1,460,010)	$(616,433)

Year-End Fair Value of Awards Granted During the FY & Outstanding (+)	$0	$1,626,584	$742,203	$1,249,200	$291,409

Year-Over-Year Change in Fair Value of Awards Granted During Prior FY & Outstanding (+/-)	$(258,883)	$(7,742)	$(47,961)	$(268,485)	$(296,327)

Vesting Date Fair Value of Awards Granted & Vested During the Covered FY (+)	$0	$330,622	$74,395	$0	$0

Year-Over-Year Change in Fair Value of Awards Granted During Prior FY & Vesting During Covered FY (+/-)	$(723,781)	$1,590	$18,066	$0	$2,198

Prior FYE Value of Awards Determined to Fail to Meet Vesting Conditions During FY (-)	$0	$0	$0	$0	$(91,030)

Value of Dividends Payable not Otherwise Reflected in Fair Value Determination or Total Compensation (+)	$0	$1,935	$1,861	$13,208	$6,285

"Compensation Actually Paid" Determination	$(377,493)	$3,215,423	$1,608,290	$1,894,169	$674,445

(7)
TSR calculated based on an assumed $100 investment as of January 3, 2021, the last day of the fiscal period prior to fiscal periods in 2021, and the reinvestment of any issued dividends.
(8)
Peer TSR calculated for the S&P 1500 Composite Packaged Foods & Meat Index based on an assumed $100 investment as of January 3, 2021 and the reinvestment of any issued dividends.
(9)
See Annex A for reconciliation of Adjusted EBITDA performance in accordance with GAAP to non-GAAP financial results

Pay vs Performance Narrative Disclosure

Description of Pay vs Performance

The Compensation Committee reviews a variety of Company-wide and individual factors to link executive compensation actually paid with Company and executive performance. To promote strong pay-for-performance orientation when setting executive compensation packages, our compensation program utilizes a balance of short-term and long-term objectives. For more information on our compensation program, see “Executive and Director Compensation - Compensation Program Objectives and Design”. The Compensation Committee also assesses target compensation and potentially realizable compensation in addition to compensation actually paid to maintain a holistic understanding of executive total compensation packages.

Following the Business Combination, the Company made certain initial awards under its 2020 Omnibus Equity Plan to its NEOs. In fiscal year 2021, the Compensation Committee considered the timing of awards granted to NEOs in the fiscal periods in 2020, and determined to establish a regular grant cycle commencing in fiscal year 2022.

As reflected in the tabular disclosure above, compensation actually paid to our First PEO increased from $(1,572,541) in fiscal year 2021 to $5,856,068 in fiscal year 2022. In December 2022, the Company transitioned from our First PEO to our Second PEO, and in connection with his appointment, our Second PEO received a time-based RSU award subject to time-based vesting criteria and a PSU performance stock unit award that vests subject to the Company's relative TSR. The compensation actually paid to our Second PEO in fiscal year 2025 was notably below the compensation actually paid to him in fiscal years 2022-2024 and the compensation actually paid to our First PEO in fiscal year 2022, but above that paid to our

56

PAY VS. PERFORMANCE

First PEO in fiscal year 2021. Similarly, average compensation actually paid in fiscal year 2025 fell below fiscal years 2022-2024 levels for the Company's non-PEO NEOs, but above that paid in fiscal year 2021. Over the fiscal periods from 2021 to 2025, average compensation actually paid to the Company's non-PEO NEOs has fluctuated from year-to-year, as demonstrated in the table above.

The Company’s compensation packages take into consideration the Company’s TSR performance relative to its peer companies under its PSU awards. During the period commencing on January 3, 2021, the Company’s TSR performance falls below the S&P 1500 Packaged Foods & Meats Index based on an assumed $100 investment as of January 3, 2021; however, the Company’s relative TSR performance has also fluctuated over that period as a result of its relative performance against our peer companies. As a result, the compensation actually paid to our PEOs and non-PEO NEOs fluctuated.

The Company’s compensation program considers adjusted EBITDA relative to threshold, target and maximum levels under its ABP. See “Compensation Discussion and Analysis - Annual Cash Short-Term Incentive Award Program” for a discussion of our ABP. The Company’s adjusted EBITDA performance has increased each year: $156,200,000 in fiscal year 2021, $170,500,000 in fiscal year 2022, to $187,200,000 in fiscal year 2023, $200,200,000 in fiscal year 2024, and to $216,500,000 in fiscal year 2025.

Further, the Company’s net income decreased to $(14.0) million in fiscal year 2022 from fiscal year 2021 net income of $8.0 million. Net income continued to decrease to $(40.0) million in fiscal year 2023. In fiscal year 2024 the Company’s net income increased to $30.7 million, but decreased in fiscal year 2025 to $(7.7) million. Net income is not a component of our compensation program, and the Compensation Committee believes that Adjusted EBITDA and other performance metrics are more direct measurements of Company performance.

Performance Metrics to Link Executive Compensation Actually Paid with Company Performance

Provided below are the most important measures used to link compensation actually paid with the Company’s performance during the most recently completed fiscal year:

Adjusted EBITDA
Net Sales
OGSM Rating

See the “Compensation Discussion and Analysis” above and included in the Company’s historical proxy statements for additional detail on executive compensation actions. Note, the compensation value ultimately realized by the Company’s executive officers remains subject to significant variation over time due to factors, including without limitation, forfeiture of unvested awards prior to vesting and variation in stock price prior to vesting of an award.

2026 Proxy Statement	57

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ▪ BENEFICIAL OWNERSHIP TABLE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership Table

The following table sets forth certain information regarding the beneficial ownership of our Class A Common Stock and our Class V Common Stock as of March 3, 2026 (the “Measurement Date”).

The information is provided with respect to (1) each person who is known by us to own beneficially more than 5% of the outstanding shares of any class of our Common Stock, (2) each of our named executive officers and directors and (3) all of our executive officers and directors, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including any additional securities obtainable within 60 days through the exercise of options, warrants or other purchase rights.

The beneficial ownership of shares of our Common Stock is based on the following outstanding shares as of the Measurement Date: (i) an aggregate of 88,430,658 shares of Class A Common Stock and (ii) 55,349,000 shares of our Class V Common Stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. No director or executive officer has pledged any of the shares or units disclosed below. Unless otherwise noted, the business address of each of the following entities or individuals is 900 High Street, Hanover, PA 17331.

NAME	CLASS A COMMON STOCK	% OF CLASS A COMMON STOCK	CLASS V COMMON STOCK(1)	% OF CLASS V COMMON STOCK	% OF TOTAL VOTING POWER(2)

DIRECTORS AND NAMED EXECUTIVE OFFICERS
John Altmeyer(3)	67,573	*	—	—	*
Timothy Brown(4)	67,573	*	—	—	*
Christina Choi(5)	33,710	*	—	—	*
Roger Deromedi(6)	4,767,058	5.39%	—	—	3.32%
Antonio F. Fernandez(7)	246,606	*	—	—	*
Howard Friedman	288,113	*	—	—	*
Jason Giordano(8)	3,813,693	4.32%	—	—	2.66%
B. John Lindeman(9)	52,153	*	—	—	—
Dylan Lissette(10)	1,394,295	1.57%	—	—	—
Craig Steeneck(11)	295,073	*	—	—	—
Pamela Stewart(12)	37,644	*	—	—	—
William Werzyn, Jr. (13)	22,970
William J. Kelley, Jr.	477	*	—	—	—
Mitchell Arends	38,310	*	—	—	—
Jennifer Bentz	16,178	*	—	—	—
Theresa Shea (14)	83,654	*	—	—	—
All Directors and Executive Officers as a Group (18 persons)(15)	11,319,640	12.73%	—	—	7.85%
Ajay Kataria(16)	201,312	*	—	—	—

58

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ▪ BENEFICIAL OWNERSHIP TABLE

NAME	CLASS A COMMON STOCK	% OF CLASS A COMMON STOCK	CLASS V COMMON STOCK(1)	% OF CLASS V COMMON STOCK	% OF TOTAL VOTING POWER(2)

5% OWNERS
Ameriprise Financial, Inc.(17)	5,333,171	6.03%	—	—	3.71%
JP MORGAN CHASE & CO.(18)	5,274,721	5.96%	—	—	3.67%
BlackRock, Inc. (19)	4,998,730	5.65%	—	—	3.48%
Series U of UM Partners, LLC(20)	3,570,000	*	47,046,650	85%	35.20%
Series R of UM Partners, LLC(20)	630,000	*	8,302,350	15%	6.21%

* Less than 1%

(1)
Class V Common Stock entitles the holder thereof to one vote per share. Subject to the terms of the Third Amended and Restated Limited Liability Company Agreement of UBH, dated August 28, 2020 (the “Third Amended and Restated Limited Liability Company Agreement”), the common units representing limited liability company interests of UBH following the Business Combination (the “Common Company Units”), together with an equal number of shares of Class V Common Stock, are exchangeable for shares of Class A Common Stock on a one-for-one basis.
(2)
Represents percentage of voting power of the holders of our Class A Common Stock and Class V Common Stock voting together as a single class. See “Questions and Answers About Our Annual Meeting — Who can vote at the Annual Meeting?”
(3)
Represents (i) 57,900 shares of Class A Common Stock and (ii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.
(4)
Represents (i) 57,900 shares of Class A Common Stock and (ii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.
(5)
Represents (i) 24,037 shares of Class A Common Stock and (ii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.
(6)
Represents (i) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date, (ii) 440,243 shares of Class A Common Stock held by the Roger K. Deromedi Revocable Trust u/a/d 2/11/2000 Amended and Restated 11/2/2011 (the "Revocable Trust"), (iii) 360,000 shares of Class A Common Stock held by the Roger K. Deromedi Irrevocable Generation Skipping Trust u/a/d 10/01/2020, Sandra E. Deromedi, Trustee (the "Irrevocable Trust"), (iv) 81,380 shares of Class A Common Stock held by the Roger K. Deromedi Irrevocable Grantor Retained Annuity Trust (GRAT) u/a/d 11/1/2021 (the "2021 GRAT"), (v) 409,369 shares of Class A Common Stock held by the Roger K. Deromedi Irrevocable Grantor Retained Annuity Trust (GRAT) u/a/d 2/22/2024 (the "2024 GRAT 1"), (vi) 188,520 shares of Class A Common Stock held by the Roger K. Deromedi Irrevocable Grantor Retained Annuity Trust (GRAT) u/a/d 11/19/2024 (the “2024 GRAT 2”), (vi) 1,997,263 shares of Class A Common Stock held by the Roger K. Deromedi Irrevocable Grantor Retained Annuity Trust (GRAT) u/a/d 1/07/2026 (the “2026 GRAT 1”), and (vii) 1,280,610 shares of Class A Common Stock held by the Roger K. Deromedi Irrevocable Grantor Retained Annuity Trust (GRAT) u/a/d 2/17/2026 (the "2026 GRAT 2"). Mr. Deromedi’s spouse is the trustee of the Irrevocable Trust and has voting and dispositive power of the securities held by such entity, and Mr. Deromedi has voting and dispositive power over the securities held by himself, the Revocable Trust, the 2021 GRAT, the 2024 GRAT 1, the 2024 GRAT 2, the 2026 GRAT 1, and the 2026 GRAT 2. Mr. Deromedi disclaims beneficial ownership of the securities held by the Irrevocable Trust, and this is not an admission that he is the beneficial owner of these securities other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(7)
Represents (i) 236,933 shares of Class A Common Stock and (ii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.
(8)
Represents (i) 3,813,693 shares of Class A Common Stock (including 709,647 shares of Class A Common Stock held jointly with his spouse) and 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date. Does not include any indirect interest in securities held by CC Collier Holdings, LLC.
(9)
Represents (i) 42,480 shares of Class A Common Stock and (ii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.
(10)
Represents (i) 134,130 shares of Class A Common Stock; (ii) 335,663 shares of Class A Common Stock issuable upon exercise of vested stock options; (iii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date; (iv) 900,000 shares of Class A Common Stock held by the Rice Family Foundation of which Mr. Lissette’s wife is Trustee, and (v) 14,829 shares of Class A Common Stock held by a trust for the benefit of Mr. Lissette's youngest child who shares Mr. Lissette's household.
(11)
Represents (i) 285,400 shares of Class A Common Stock and (ii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.
(12)
Represents (i) 27,971 shares of Class A Common Stock and (ii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.
(13)
Represents (i) 13,297 shares of Class A Common Stock and (ii) 9,673 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date.
(14)
Represents (i) 53,426 shares of Class A Common Stock and (ii) 30,228 shares of Class A Common Stock issuable upon exercise of vested stock options.
(15)
Represents (i) 10,823,721 shares of Class A Common Stock, (ii) 389,516 shares of Class A Common Stock issuable upon exercise of vested stock options, (iii) 106,403 shares of Class A Common Stock issuable upon settlement of RSUs that vest within 60 days of the Measurement Date. Mr. Kataria is not included within this total as he was not an executive officer of the Company as of the Measurement Date.
(16)
Represents (i) 138,651 shares of Class A Common Stock and (ii) 62,661 shares of Class A Common Stock issuable upon exercise of vested stock options.
(17)
Based solely on information reported on a Schedule 13G filed with the SEC on February 17, 2026, reflecting Ameriprise Financial, Inc. having shared voting power over 5,331,050 shares of Class A Common Stock and shared dispositive power over 5,33,171 shares of Class A Common Stock.
(18)
Based solely on information reported on a Schedule 13G Amendment No. 6 filed with the SEC on January 23, 2026 reflecting JP MORGAN CHASE & CO. having sole voting power over 5,084,989 shares of Class A Common Stock, sole dispositive power over 5,264,507 shares of Class A Common Stock, and shared dispositive power over 8,985 shares of Class A Common Stock.
(19)
Based solely on information reported on a Schedule 13G/A filed with the SEC on April 24, 2025 reflecting BlackRock, Inc. having sole voting power over 4,888,063 shares of Class A Common Stock and sole dispositive power over 4,998,730 shares of Class A Common Stock.
(20)
Represents an aggregate of 4,200,000 shares of Class A Common Stock and 55,349,000 shares of Class A Common Stock issuable upon the conversion of certain Common Company Units retained by the Continuing Members at the closing of the Business Combination and the surrender and cancellation of a corresponding number of shares of Class V Common Stock. UM Partners, LLC is a series LLC, consisting of two separate protected series, each of which has separate members, managers, ownership interests, assets, debts, liabilities, obligations and expenses. The boards of managers of each of Series U of UM Partners LLC and Series R of UM Partners LLC consist of five members and act by majority approval. Each of the members of the boards of managers of Series U of UM Partners LLC and Series R of UM Partners LLC disclaims beneficial ownership of any of our shares of Class V Common Stock, other than to the extent of any pecuniary interest he or she may have therein, directly or indirectly.

2026 Proxy Statement	59

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ▪ CHANGE IN CONTROL

Change in Control

There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control.

60

RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS

Related Party Employment Relationships

Throughout fiscal 2025, the Company employed certain family members of Dylan Lissette, the Chairperson of our Board, and one of Mr. Lissette’s children, Mary Lissette, received annual compensation exceeding $120,000. In fiscal 2025, Mary Lissette served as Director, Integrated Marketing Communications (1/1/2025-9/7/2025) and Director, Internal Communications (9/8/2025-12/31/2025) and received approximately $129,046 in annual compensation, comprised of her base salary and an annual cash bonus. This compensation was established in accordance with the Company’s employment and compensation practices applicable to associates with equivalent qualifications and responsibilities holding similar positions.

Third Amended and Restated Limited Liability Company Agreement

On the Closing Date, the existing Second Amended and Restated Limited Liability Company Agreement of UBH was further amended and restated in its entirety to become the Third Amended and Restated Limited Liability Company Agreement.

Rights of the Units

Following the Closing, the Common Company Units are entitled to share in the profits and losses of UBH and to receive distributions as and if declared by our managing member and have no voting rights.

The Third Amended and Restated Limited Liability Company Agreement contains provisions which require that a one-to-one ratio is maintained between interests held by us in UBH and our Common Stock outstanding, subject to certain exceptions (including in respect of management equity which has not been settled in our Common Stock). In addition, the Third Amended and Restated Limited Liability Company Agreement permits us, in our capacity as the managing member, to take actions to maintain such ratio, including in connection with stock splits, combinations, recapitalizations and exercises of the Continuing Members’ exchange rights (described below).

We, as the managing member of UBH, have the authority to create new equity interests in UBH, and establish the rights and privileges of such interests.

Management

We, as the managing member of UBH following the Closing, have the sole authority to manage the business and affairs of UBH in accordance with the Third Amended and Restated Limited Liability Company Agreement or applicable law. The business, property and affairs of UBH is managed solely by the managing member, and the managing member cannot be removed or replaced except by the incumbent managing member.

Distributions

Immediately following the Closing, our Board of Directors adopted a distribution policy in respect of UBH, pursuant to which we, as the managing member of UBH, will declare quarterly ordinary distributions and tax distributions, out of available cash, available borrowings and other funds legally available therefor, unless prohibited by applicable law and subject to applicable restrictions in UBH’s bank financing agreements. The Third Amended and Restated Limited Liability Company Agreement provides for quarterly ordinary distributions as well as quarterly tax distributions, in each case payable in accordance with the Third Amended and Restated Limited Liability Company Agreement and UBH’s distribution policy, to the holders of Common Company Units on a pro rata basis based upon, with respect to tax distributions, an agreed-upon formula related to the taxable income of UBH allocable to holders of Common Company Units. Generally, these tax distributions will be computed based on our estimate of the taxable income of UBH allocable to each holder of Common Company Units (based on certain assumptions) multiplied by an assumed tax rate equal to the highest effective marginal combined United States federal, state and local income tax rate applicable to an individual resident in Pennsylvania or a U.S. corporation (whichever is higher), taking into account all jurisdictions in which we are required to file income tax returns and the relevant apportionment information and the character of UBH’s income, subject to various adjustments. Distributions, including tax distributions, will be made to holders of Common Company Units on a pro rata basis.

Upon the liquidation or winding up of UBH, all net proceeds thereof will be distributed one hundred percent (100%) to the holders of Common Company Units on a pro rata basis.

2026 Proxy Statement	61

RELATED PARTY TRANSACTIONS

Transfer Restrictions

The Third Amended and Restated Limited Liability Company Agreement contains restrictions on transfers of units and requires the prior consent of the managing member for such transfers, except, in each case, for (i) certain transfers to permitted transferees under certain conditions and (ii) exchanges of Common Company Units for Class A Common Stock.

Exchange of Common Company Units for Class A Common Stock

The Continuing Members will, up to twice per calendar quarter in the aggregate, be able to exchange all or any portion of their Common Company Units, together with the cancellation of an equal number of shares of Class V Common Stock, for a number of shares of Class A Common Stock equal to the number of exchanged Common Company Units by delivering a written notice to UBH, with a copy to Utz; provided that no holder of Common Company Units may exchange less than 100,000 Common Company Units in any single exchange unless exchanging all of the Common Company Units held by such holder at such time, subject in each case to the limitations and requirements set forth in the Third Amended and Restated Limited Liability Company Agreement regarding such exchanges. Notwithstanding the foregoing, we may, at our sole discretion, in lieu of delivering shares of Class A Common Stock for any Common Company Units surrendered for exchange, pay an amount in cash per Common Company Unit equal to the 5-day volume weighted average price (“VWAP”) of the Class A Common Stock ending on the day immediately prior to the date of the delivery of the written notice of the exchange.

Exchange Ratio

For each Common Company Unit exchanged, one share of Class V Common Stock will be canceled and one share of Class A Common Stock will be issued to the exchanging member (unless we elect to pay an amount in cash in lieu thereof as described above). The exchange ratio will be adjusted for any subdivision (split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Company Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock or, by any such subdivision or combination of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Common Company Units. If the Class A Common Stock is converted or changed into another security, securities or other property, on any subsequent exchange an exchanging Common Company Unit holder will be entitled to receive such security, securities or other property.

Restrictions on Exchange

We may limit the rights of holders of Common Company Units to exchange their Common Company Units under the Third Amended and Restated Limited Liability Company Agreement if we determine in good faith that such restrictions are necessary so that UBH will not be classified as a “publicly traded partnership” under applicable tax laws and regulations.

Expenses

UBH will reimburse all of our expenses in connection with our ownership and management of UBH and its business (other than certain expenses, such as income taxes and payment obligations under the Tax Receivable Agreement (as defined below)).

Tax Receivable Agreement

On the Closing Date, we entered into the Tax Receivable Agreement with the Continuing Members (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, we are required to pay to the Continuing Members or exchanging holders of Common Company Units, as applicable, 85% of the tax savings that we realize as a result of increases in tax basis in UBH’s assets as a result of the sale of Common Company Units for the cash consideration paid to the Continuing Members at the Closing, the purchase and redemption of the common units and preferred units in the Continuing Members and the future exchange of the Common Company Units for shares of Class A Common Stock (or cash) pursuant to the Third Amended and Restated Limited Liability Company Agreement and certain other tax attributes of UBH and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless we exercise our right to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits subject to the Tax Receivable Agreement or certain other acceleration rights occur.

Investor Rights Agreement

On the Closing Date, we entered into an Investor Rights Agreement with the Continuing Members, the Sponsor Parties and the Sponsor Representative, as amended by that certain Amendment No. 1 dated October 21, 2021, and further amended by that Amendment No. 2 dated October 30, 2024.

62

RELATED PARTY TRANSACTIONS

Director Nomination

Pursuant to the Investor Rights Agreement, subject to certain step-down provisions, the Company, the Founder Holders and the Continuing Members will take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each annual or special meeting of stockholders at which directors are to be elected a certain number of Continuing Member Nominees recommended by the Continuing Members and Sponsor Nominees recommended by the Sponsor Representative. As of the date of this Proxy Statement, the Continuing Members are entitled to designate five Continuing Member Nominees and the Sponsor Representative is entitled to designate four Sponsor Nominees under the Investor Rights Agreement. In addition, at such time as an Outside CEO is elected by our Board of Directors such Outside CEO will be elected to our Board of Directors, subject to the terms of the Investor Rights Agreement. The Seller Representative or the Sponsor Representative, as applicable, shall have the exclusive right to designate for election to the Board to fill vacancies created by reason of death, removal or resignation of its nominees to the Board. The Company, the Founder Holders and the Continuing Members shall take all Necessary Action to cause any such vacancies to be filled by replacement directors designated by the applicable party to the Investor Rights Agreement as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).

Voting

Under the Investor Rights Agreement, the Founder Holders and the Continuing Members have agreed to take all Necessary Action, including voting or providing written consent or proxy with respect to their respective shares of Class A Common Stock and Class V Common Stock, as applicable, in favor of the Continuing Member Nominees and the Sponsor Nominees, as applicable.

Certain Consent Rights

For so long as the Continuing Members (together with their permitted transferees) hold economic interests in UBH and the Company (without duplication) representing more than 50% of the economic interests held by the Continuing Members immediately after the Closing (subject to certain restrictions), the Company shall not undertake the following actions without the prior written consent of the Continuing Members: (i) any direct or indirect sale (including by way of merger, consolidation, transfer, sale or other business combination) of greater than 50% of our property, assets or voting securities or greater than 50% of the property, assets or voting securities of UBH or Utz Quality Foods, LLC (ii) any liquidation or dissolution of the Company, UBH or Utz Quality Foods, LLC (iii) modifications to our charter or bylaws that materially and adversely impact the Continuing Members in their capacity as our stockholders or equity holders of UBH, (iv) moving the Company or any of its consolidated subsidiaries’ headquarters from Hanover, PA, or (v) changing the name of the Company or any of its consolidated subsidiaries.

For so long as the Continuing Members hold at least 75% of the economic interests held by the Continuing Members immediately following the Closing, then at least one Continuing Member Nominee must approve each action of the Board.

Registration Rights

The Investor Rights Agreement terminated the Original Registration Rights Agreement that was entered into by Collier Creek, the Sponsor and certain independent directors of Collier Creek on October 4, 2018 in connection with the initial public offering (“IPO”).

Under the Investor Rights Agreement, the Continuing Members and the Sponsor (or its successors in interest, including acting through the Sponsor Representative) are entitled to make unlimited written demands for registration under the Securities Act of all or part of their shares of Class A Common Stock, so long as, in the case of an underwritten offering, such demand is for at least $10,000,000 in shares of Class A Common Stock (or $35,000,000 in shares of Class A Common Stock for a fully marketed offering). In addition, subject to certain exceptions, the Continuing Members and the Sponsor (or its successors in interest, including acting through the Sponsor Representative) will be entitled to request in writing that we register the resale of any or all of their Class A Common Stock on Form S-3 and any similar short-form registration statement that may be available at such time as a “shelf registration.” On September 1, 2021, the Company filed a Form S-3 short form registration statement. Subject to certain customary exceptions, if any time after the Closing, we propose to file a registration statement under the Securities Act with respect to our securities, we will give notice to the relevant security holders party to the Investor Rights Agreement as to the proposed filing and offer such security holders an opportunity to register the sale of such number of shares of Class A Common Stock as requested by such security holders in writing, subject to customary cutbacks in an underwritten offering. Any other of our security holders with piggyback registration rights may also participate in any such registrations, subject to customary cutbacks in an underwritten offering. We have customary rights to postpone any registration statements for certain events. If the registration is through an underwritten offering, certain of our security holders will agree to lockup restrictions on the same basis as our directors and executive officers.

2026 Proxy Statement	63

RELATED PARTY TRANSACTIONS

Under the Investor Rights Agreement, we have agreed to indemnify the security holders and each underwriter and each of their respective controlling persons against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell shares of Class A Common Stock, unless such liability arose from their misstatement or omission, and the security holders have agreed to indemnify us and our officers and directors and controlling persons against all losses caused by their misstatements or omissions in those documents.

Information Access

Under the Investor Rights Agreement, we agree that directors may share any information concerning us and our subsidiaries received by the directors with the party that nominated such directors and such party’s designated representatives to the extent permitted by antitrust, competition or any other applicable laws.

Termination

The director appointment and voting rights under the Investor Rights Agreement will terminate as to a party when such party (either the Continuing Members or the Sponsor and the Founder Holders, as a group), no longer has the right to appoint a director (which occurs when such group has less than 15% of the economic interests in the Company and UBH that it owned immediately after the Closing). The registration rights in the Investor Rights Agreement will terminate as to each holder of shares of our Common Stock when such holder ceases to hold any such Common Stock or securities exercisable or exchangeable for such Common Stock.

Standstill Agreement

On the Closing Date, we entered into the Standstill Agreement, dated August 28, 2020 (“Standstill Agreement”), with the Continuing Members, the Sponsor, the Founder Holders and certain related parties of the Continuing Members.

Under the Standstill Agreement, the Continuing Members, certain related parties of the Continuing Members, the Sponsor and the Founder Holders agreed that until such parties are no longer able to designate a director to our Board of Directors pursuant to the Investor Rights Agreement, such parties shall not solicit proxies to vote or seek to advise or influence any person with respect to the voting of any of our securities in favor of electing any person as a director who is not nominated pursuant to the Investor Rights Agreement or by our Board of Directors or to approve stockholder proposals related thereto, such parties shall not take certain actions contrary to our governance structure other than in accordance with the Investor Rights Agreement.

Statement of Policy Regarding Transactions with Related Persons

Our Board has adopted a formal written policy with respect to related party transactions, which provides that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our capital stock, as well as any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (“Related Persons”), are not permitted to enter into any transactions, arrangements, or relationships in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant and (iii) any Related Person has or will have a direct or indirect interest, without the approval of our Audit Committee, subject to certain exceptions.

Indemnification of Directors and Officers

The Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). In addition, our charter, as amended, provides that no director or officer of the Company will have any personal liability to the Company or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, as applicable and to the fullest extent permitted by the DGCL.

There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

64

Proposal No. 2:

NON-BINDING, ADVISORY VOTE TO

approve executive compensation

Under Section 14A of the Exchange Act, Utz’s stockholders are entitled to cast an advisory vote to approve the compensation of Utz’s named executive officers, known as a “Say on Pay” vote. The stockholder vote is an advisory vote only and is not binding on Utz or its Board of Directors. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The core principles of Utz’s executive compensation philosophy and practice continue to align pay with performance. Utz’s executive officers are compensated in a manner consistent with Utz’s business strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the “Compensation Discussion and Analysis” (“CD&A”) sections in this Proxy Statement, the compensation tables and the narrative discussion beginning on page 32 for additional details on Utz’s executive compensation program. Below are a few highlights of our pay-for-performance philosophy.

▪
Annual Cash Short-Term Incentive Award program based on the individuals’ contributions, as determined by the Individual Performance Factors (IPF) and our Company’s performance, as measured by our Adjusted EBITDA (40%), net sales (40%), and our Annual Goals (20%).
▪
Equity Incentive Award program for the Chief Executive Officer and Executive Vice Presidents comprised of Performance Stock Units, and Restricted Stock Units.
▪
Company defined Annual Goals through an Objectives, Goals, Strategies, Metrics (OGSM) system that cascades to all levels of leadership and supports our pay-for-performance philosophy in the Annual Bonus Program and in annual merit increases.

At the annual meeting, we are asking stockholders to vote on the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of Utz’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the CD&A, the compensation tables and the narrative discussion.

Vote Required

The affirmative vote of the holders of a majority of the votes cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter) is required for approval, on an advisory basis, of this proposal. Our next advisory vote to approve the compensation of Utz’s named executive officers will be at the Annual Meeting. Under Section 14A of the Exchange Act, at least every six years Utz stockholders are entitled to cast an advisory vote to indicate the frequency with which we should hold future non-binding votes to approve executive compensation, or to abstain from voting. Utz last conducted a say-on-pay frequency vote at the Company’s annual meeting in 2022, following which it was determined, with an affirmative vote of over 94% of votes cast, that the Company would hold an annual say-on-pay vote. Utz’s next say-on-pay vote will be held at the Company’s 2027 annual meeting, with this cadence expected to continue until the next frequency vote, which would occur at the 2028 annual meeting.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING, ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

2026 Proxy Statement	65

Proposal No. 3:

Ratification of Selection of Independent Registered

Public Accounting Firm

We are asking our stockholders to ratify the Audit Committee’s selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending January 3, 2027. Grant Thornton has served as the independent registered public accounting firm for Utz since 2011. Representatives of Grant Thornton will attend the Annual Meeting, have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of a majority of the votes cast will be required to ratify the selection by our Audit Committee of Grant Thornton for our fiscal year ending January 3, 2027. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected to exist in connection with this proposal.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.

Audit, Audit-Related, Tax and All Other Fees

Grant Thornton, which served as our independent registered public accounting firm for the fiscal years ended December 28, 2025 and December 29, 2024 provided audit and tax services to us during those fiscal years. The following table presents fees for professional services rendered by our independent registered public accounting firm during fiscal year 2024 and fiscal year 2025:

	Fiscal Year 2024 ($)	Fiscal Year 2025 ($)

Audit Fees(1)	1,567,803	1,662,741

Audit-Related Fees(2)	—	23,230

Tax Fees(3)	559,511	503,866

All Other Fees(4)	—	556,953

Total	2,127,314	2,746,790

(1)
Audit Fees. Audit fees include for the fiscal year ended December 28, 2025 and December 29, 2024, fees of $1,567,803 and $1,662,741, respectively, for services performed to comply with the standards established by the Public Company Accounting Oversight Board, including the audit of our consolidated financial statements, the review of quarterly financial information and the audit of internal controls over financial reporting required by the Sarbanes Oxley Act of 2002. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal independent auditor reasonably can provide, such as consent and assistance with and review of our SEC filings.
(2)
Audit-Related Fees. Audit-Related Fees consist of fees for professional services that are related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees,” including the associate benefit plan audit and due diligence services provided in connection with potential and consummated acquisitions.
(3)
Tax Fees. Tax Fees consist of fees for professional services rendered with respect to federal and state tax compliance and tax advice. This can include preparation of tax returns, claims for refunds and tax law interpretation. Also, Tax Fees include amounts for general tax consulting and services related to consummated acquisitions.
(4)
All Other Fees. All Other Fees consist of fees for professional services or costs not otherwise reported in Audit Fees, Audit-Related Fees or Tax Fees.

66

PROPOSAL NO. 3: Ratification of Selection of Independent Registered PUBLIC ACCOUNTING FIRM

All audit-related services, tax services and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Grant Thornton was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of audit, audit-related and tax services specifically described by the committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved.

Board Recommendation

THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION BY OUR AUDIT COMMITTEE OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING January 3, 2027.

2026 Proxy Statement	67

REPORT OF AUDIT COMMITTEE

REPORT OF AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee operates under a written charter, a copy of which is available on our investor website at http://investors.utzsnacks.com/investors under the heading “Governance — Governance Documents.” This report reviews the actions taken by the Audit Committee with regard to our financial reporting process during fiscal 2025 and particularly with regard to the audited consolidated financial statements as of December 28, 2025.

The Audit Committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates. Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, in 2024, the Audit Committee met eight times, and in 2025, the Audit Committee met eight times.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 28, 2025, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved auditor judgment, where such judgment was especially challenging, subjective or complex. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the Audit Committee regarding independence. The Audit Committee also considered whether the provision of services during the fiscal year ended December 28, 2025 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2025 for filing with the SEC.

Craig Steeneck (Chair)

Roger Deromedi

Antonio Fernandez

B. John Lindeman

William Werzyn, Jr.

68

STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS

The 2027 Annual Meeting of Stockholders (the "2027 Annual Meeting") is anticipated to be held in April 2027. Under Rule 14a-8 promulgated by the SEC under the Exchange Act, any proposal that a stockholder intends to be presented at the 2027 Annual Meeting via the Proxy Statement and form of proxy to be distributed by us in connection with the 2027 Annual Meeting, must be received by our Corporate Secretary at our principal executive offices no later than November 12, 2026. However, if the 2027 Annual Meeting is held on a date more than 30 days before or after April 23, 2027 (the anniversary date of the Annual Meeting), stockholder proposals for the 2027 Annual Meeting must be submitted at a reasonable time before we begin to print and send our proxy materials. Stockholder proposals received after this date will be considered untimely under Rule 14a-8.

If a stockholder desires to bring a matter before the meeting that is not the subject of a Rule 14a-8 proposal, the stockholder must follow procedures outlined in our Bylaws in order to personally present the proposal at the meeting. One of the procedural requirements is timely notice in writing of the business the stockholder proposes to bring before the meeting that contains the information required by our Bylaws. Written notice must be received by our Corporate Secretary no earlier than December 24, 2026 and no later than January 23, 2027. In the event that our 2027 Annual Meeting is more than 30 days before or more than 70 days after April 23, 2027 (the anniversary date of the Annual Meeting), the written notice must be delivered or received no later than the tenth day following the day on which public announcement of the date of such meeting is first made.

We reserve the right to decline to include in our proxy materials any stockholder’s proposal that does not comply with the rules of the SEC for inclusion therein. Any notice of director nomination submitted to the Company must include the information required by Rule 14a-19(b) under the Exchange Act. We will furnish copies of the applicable Bylaw provisions that set forth the requirements for a stockholder’s written notice upon written request to our Corporate Secretary at 900 High Street, Hanover, PA 17331, Attn: Corporate Secretary.

2026 Proxy Statement	69

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

The Annual Meeting will be held for the following purposes:

1.
To elect four directors named herein to serve as the Class III directors on the Board until the 2029 Annual Meeting of Stockholders and until their successors are elected and qualified;
2.
To vote on an advisory recommendation to the Board of Directors to approve executive compensation;
3.
To ratify the selection by our Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending January 3, 2027; and
4.
To consider such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Who can vote at the Annual Meeting?

The close of business on March 3, 2026 has been fixed as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting. We have two classes of common stock: Class A and Class V, each of which has one vote per share. The Class A Common Stock and Class V Common Stock generally vote together as a single class on all matters submitted to a vote of stockholders, except as otherwise required by applicable law or our organizational documents. On the record date, we had outstanding 88,430,658 shares of Class A Common Stock and 55,349,000 shares of Class V Common Stock.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum. Based on the number of shares of Class A Common Stock and Class V Common Stock outstanding on March 3, 2026 the record date, shares representing 71,889,830 votes must be present at the Annual Meeting, virtually or by proxy to constitute a quorum. If you vote, including by internet or proxy card, your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for the purpose of determining a quorum. Generally, a “broker non-vote” does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. “Broker non-votes” are votes that brokers holding shares of record for their customers (i.e., in “street name”) are not permitted to cast under applicable stock market regulations because the brokers have not received instructions (or have received incomplete instructions) from their customers as to certain proposals.

How do I vote?

The procedures for voting are as follows:

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, on March 3, 2026, the record date, then you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote your shares at the Annual Meeting.

If you are a stockholder of record, you may vote in person at the virtual Annual Meeting, vote by proxy using a proxy card, vote by proxy over the telephone, or vote by proxy via the internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote at the Annual Meeting, even if you have already voted by proxy. The vote you cast at the Annual Meeting will supersede any previous votes that you may have submitted.

70

BY MAIL

IN PERSON

BY TELEPHONE

VIA THE INTERNET

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

To vote through the internet, go to http://www.proxypush.com/utz and follow the on-screen instructions. To be counted, your internet vote must be received by 11:59 p.m., Eastern Time, on April 22, 2026.

To vote by telephone, dial toll- free 1-866-883-3382 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card or voting instruction form. To be counted, your telephone vote must be received by 11:59 p.m., Eastern Time, on April 22, 2026.

To attend and vote at the virtual Annual Meeting, register at

http://register.proxypush.com/utz. You will need the virtual control number included on your proxy card to register. Registered attendees will receive a meeting link an hour before the meeting begins.

Beneficial Owner. If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee on how to vote and you also are invited to attend the Annual Meeting. Each beneficial owner of shares should have received a notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in that notice to ensure that your vote is counted.

How do I obtain a copy of this Proxy Statement?

In accordance with the rules of the SEC, we are using the internet as our primary means of furnishing proxy materials to stockholders. Consequently, many stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report on Form 10-K, and access to voting via the internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

How may I participate in the virtual Annual Meeting?

The Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by registering at http://register.proxypush.com/utz. Registered attendees will receive a meeting link an hour before the meeting begins.

To access the Annual Meeting, you will need the control number found on your proxy card. If you are a stockholder of record and you have misplaced your virtual control number, please email the Company at tshea@utzsnacks.com.

We encourage you to access the Annual Meeting before the start time of 9:00 a.m., Eastern Time, on April 23, 2026. If you check in prior to 8:45 a.m., you will be placed on hold until the meeting site opens.

Stockholders who participate in the virtual Annual Meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in this Proxy Statement, including for purposes of determining a quorum and counting votes.

By conducting our Annual Meeting completely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater access to those stockholders who want to attend and improves our ability to communicate more effectively with our stockholders during the meeting.

2026 Proxy Statement	71

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the minimum vote required for each proposal to be approved?

At the Annual Meeting, stockholders will consider and act upon (1) the election of four Class III directors named herein for terms expiring at the 2029 Annual Meeting of Stockholders, (2) an advisory recommendation to the Board of Directors to approve executive compensation, (3) the ratification of the selection by our Audit Committee of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending January 3, 2027, and (4) such other business as may properly come before the Annual Meeting.

With regard to Proposal No. 1 (Election of Directors), votes may be cast for the nominees or may be withheld. Each director nominee was recommended by the Nominating and Corporate Governance Committee of the Board, and all nominees are current directors. The election of directors requires a plurality of the votes cast, and, therefore, the four nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes are not considered “votes cast,” and therefore will have no effect on the outcome of Proposal No. 1.

With regard to Proposal No. 2 (Approval of Advisory Recommendations to the Board of Directors to approve Executive Compensation) a majority of the votes cast is required to approve such non-binding proposal; votes that are withheld and broker non-votes are not considered “votes cast” and therefore will have no effect on the outcome of Proposal No. 2.

With regard to Proposal No. 3 (Ratification of the Selection of Independent Registered Public Accounting Firm), the affirmative vote of a majority of the votes cast is required to ratify the selection by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes on this matter. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2027, the Audit Committee of the Board will reconsider its selection.

Will my shares be voted if I do not provide voting instructions?

If you provide specific voting instructions on a properly completed and submitted proxy, then your shares will be voted as instructed.

If you hold shares as the stockholder of record and submit a proxy without giving specific voting instructions, then your shares will be voted in accordance with the recommendations of our Board and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting. Our Board recommends voting “FOR” all nominees listed in Proposal No. 1, “FOR” approval of the advisory recommendation to the Board of Directors to approve executive compensation in Proposal No. 2; and “FOR” the ratification of the selection by our Audit Committee of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 28, 2025 in Proposal No. 3.

You may have granted to your broker, trustee, or other nominee discretionary voting authority over your account. Your broker, trustee, or other nominee may be able to vote your shares depending on the terms of the agreement you have with your broker, trustee, or other nominee.

The persons identified as having the authority to vote the proxies also will have discretionary authority to vote, to the extent permitted by applicable law, in favor of the ratification of the selection of our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2027 in Proposal No. 3 and such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, including a proposal to adjourn or postpone the Annual Meeting to permit us to solicit additional proxies in favor of any proposal, the persons identified as having the authority to vote the proxies will vote on such matter in their own discretion.

If you do not provide your broker, trustee, or other nominee specific voting instructions, such firm will not have the authority to vote, and your shares will be considered broker non-votes with respect to Proposal Nos. 1, and 2. We urge you to provide voting instructions so that your shares will be voted.

Can I change my vote after I have voted?

A stockholder of record who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting a later proxy via the internet or by telephone, (iii) properly submitting a duly executed proxy bearing a later date, or (iv) voting your shares at the virtual Annual Meeting.

72

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, trustee, or other nominee to change or revoke any instructions you have already provided to your broker, trustee, or other nominee. If you have obtained a voter instruction form from your broker, trustee, or other nominee that holds your shares giving you the right to vote the shares and you have your sixteen-digit control number, you may change your vote by attending the virtual Annual Meeting and voting electronically.

Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.

What is the deadline to vote?

If you hold shares as the stockholder of record, your in-person vote by proxy must be received before the polls close at the virtual Annual Meeting. Phone and mail votes are due by 11:59 p.m. Eastern Time on April 22, 2026. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the internet at http://investors.utzsnacks.com/investors.

Who will pay for the cost of soliciting proxies?

We are soliciting proxies in connection with this Proxy Statement and will bear the expense of preparing this Proxy Statement and soliciting the proxies it is seeking. In addition to the use of the mail, proxies may be solicited by our officers, directors and associates, in person or by telephone, e-mail or facsimile transmission. Our officers, directors and associates will receive no additional compensation for any such solicitations. We also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the Record Date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting by proxy will help to avoid additional expense.

What is “householding” and how does it affect me?

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one copy of our Proxy Statement and included periodic reports to stockholders is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement and annual report may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: Utz Brands, Inc. 900 High Street, Hanover, PA 17331, Attn.: Corporate Secretary or by contacting our Corporate Secretary by email at tshea@utzsnacks.com or by telephone at 312.933.9348. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

2026 Proxy Statement	73

ANNEX A ▪ RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ANNEX A

Reconciliation of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA

($ IN MILLIONS)	For the fiscal year ended December 28, 2025	For the fiscal year ended December 29, 2024
Net (Loss) Income	$ (7.7)	$ 30.7
Plus non-GAAP adjustments:
Income Tax Expense	7.1	38.7
Depreciation and Amortization	82.4	70.9
Interest Expense, Net	43.1	44.9
Interest Income (IO loans)(1)	(2.2)	(2.1)
EBITDA	122.7	183.1
Certain Non-Cash Adjustments(2)	26.8	21.9
Acquisition and Integration(3)	22.8	(23.1)
Business Transformation Initiatives(4)	65.4	28.1
Financing-Related Costs(5)	1.6	0.4
Gain on remeasurement of warrant liability(6)	(22.8)	(10.2)
Adjusted EBITDA	216.5	200.2

Net Sales and Organic Net Sales
	For the fiscal year ended December 28, 2025	For the fiscal year ended December 29, 2024	Change
Net Sales as Reported	1,438.8	1,409.2	2.1%
Impact of Dispositions	—	(4.3)
Organic Net Sales(7)	1,438.8	1,404.9	2.4%

	52-Weeks Ended December 28, 2025
(% change in prior year net sales)	Branded Salty Snacks(8)	Non-Branded & Non-Salty Snacks(9)	Total
Net Sales as Reported	1,271.3	167.5	1,438.8
Net Sales as Reported Growth versus Prior Year	4.7%	(14.0)%	2.1%

Volume/Mix	6.1%	(11.8)%	3.7%
Pricing	(1.4)%	(0.2)%	1.3%
Organic Net Sales Growth versus Prior Year	4.7%	(12.0)%	2.4%
Divestiture	—	(2.0)%	(0.3)
Net Sales as Reported Growth versus Prior Year	4.7%	(14.0)%	2.1%

(1)
Interest Income from IO Loans refers to interest income that we earn from IO notes receivable that have resulted from our initiatives to transition from RSP distribution to IO distribution. (“Business Transformation Initiatives”). There are notes payable recorded that mirror most IO notes receivable, and the interest expense associated with the notes payable is part of the interest expense, net adjustment.
(2)
Certain Non-Cash Adjustments are comprised primarily of the following:
▪
Incentive programs – The Company incurred $15.6 million and $17.6 million of share-based compensation expense for awards to employees and directors associated with the 2020 Omnibus Equity Incentive Plan (the “OEIP”) for the fiscal year ended December 28, 2025 and the fiscal year ended December 29, 2024, respectively.
▪
Loss on impairment — The Company recorded an impairment charge of $0.6 million during the fiscal year ended December 28, 2025.
▪
Purchase Commitments and Other Adjustments – We have purchase commitments for specific quantities at fixed prices for certain of our products’ key ingredients. To facilitate comparisons of our underlying operating results, this adjustment was made to remove the volatility of purchase commitments related to unrealized gains and losses. The adjustment related to purchase commitments and other adjustments, including cloud computing, were $10.6 million and $4.3 million for the fiscal year ended December 28, 2025 and the fiscal year ended December 29, 2024, respectively.
(3)
Adjustment for Acquisition, Divestiture and Integration Costs – This is comprised of start-up costs, consulting, transaction services, and legal fees incurred for acquisitions and certain potential acquisitions, in addition to expenses associated with integrating recent acquisitions and costs related to divestitures. These acquisitions and divestitures include assets related to our supply chain consolidation and transformation. Such expenses were $22.8 million for fiscal year ended December 28, 2025. Such expenses were $20.9 million for the fiscal year ended December 29, 2024, as well as a gain of $44.0 million related to the Good Health and R.W. Garcia Sale.
(4)
Business Transformation Initiatives Adjustment – This adjustment is related to start-up costs, consulting, professional, and legal fees incurred for specific initiatives and structural changes to the business that do not reflect the cost of normal business operations. The adjustment also includes initiatives and structural changes related to our supply chain transformation. In addition, gains and losses realized from the sale of distribution rights to IOs and the subsequent disposal of trucks, severance costs associated with the elimination of RSP positions, and enterprise planning system transition costs, fall into this category. The Company incurred such costs of $65.4 million for the fiscal year ended December 28, 2025 and $28.1 million for the fiscal year ended December 29, 2024.
(5)
Financing-Related Costs – These costs include adjustments for various items related to raising debt and equity capital or debt extinguishment costs.
(6)
Gains on Remeasurement of Warrant liability – In August 2025, the Warrants were fully exercised in a cashless exchange resulting in the issuance of 1,307,873 shares of the Company's Class A Common Stock. At the time of exercise the corresponding liability was extinguished, and the fair value of Warrants was recorded as an increase to equity.

2026 Proxy Statement	A-1

ANNEX A ▪ RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(7)
Organic Net Sales excludes the Impact of Dispositions.
(8)
Branded Salty Snacks sales excluding IO unreported sales.
(9)
Non-Branded & Non-Salty Snacks including IO unreported sales.

Definitions

Branded Salty Snacks is defined as Power Four Brands and Other Brands.

Power Four Brands consist of the Utz® brand, On The Border®, Zapp’s®, and Boulder Canyon®.

Other Brands include Golden Flake®, TORTIYAHS!®, Hawaiian®, Bachman®, Tim’s Cascade®, Dirty Potato Chips®, TGI Fridays® and Vitner's®.

A-2

UTZ BRANDS

900 High Street
Hanover, PA 17331
@utzsnacks

utzsnacks.com

Logo Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILE – www.proxypush.com/utz Use the internet to vote your proxy. Scan code below for mobile voting. PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by April 23, 20

Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. :INTERNET/MOBILE – www.proxypush.com/utz Use the internet to vote your proxy. Scan code below for mobile voting. (PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy. *MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided intime to be received by April 22, 2026. If you vote your proxy by internet or by telephone, you do NOT need to mail back your Proxy Card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 The Board of Directors Recommends You Vote “FOR” Item 1. 1. Election of four Class III Directors named in the Proxy a. Timothy Brown c. Roger Deromedi ¦ Vote FOR ¦ Vote WITHHELD d. Dylan Lissette all nominees from all(except as marked)nominees Statement to serve on the Company’s Board of Directors until b. Christina Choi the 2029 Annual Meeting of Stockholders and until his or her successor is elected and qualified (Instructions: To withhold authority to vote for any indicated nominee, write the letter(s) of the nominee(s) in the box provided to the right.) The Board of Directors Recommends You Vote “FOR” Item 2. 2.Non-binding, advisory vote to approve executive compensation ¦ For ¦ Against ¦ Abstain The Board of Directors Recommends You Vote “FOR” Item 3. 3.Ratification of the selection by our audit committee of Grant Thornton, LLP to serve as our independent registered public accounting firm for the fiscal year ending January 3, 2027¦For¦Against¦Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Address Change? Mark box, sign, and indicate changes below: ¦Date proxy

UTZ BRANDS, INC. ANNUAL MEETING OF STOCKHOLDERS Thursday, April 23, 2026 9:00 a.m. ET To register for the virtual meeting along with voting your shares, please follow the instructions below: • Visit register.proxypush.com/utz on your smartphone, tablet or computer. • As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card. • After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting. This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 23, 2026. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, this proxy will be voted “FOR” Items 1, 2, and 3. By signing the proxy, you revoke all prior proxies and appoint Howard Friedman and Theresa R. Shea, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments. See reverse for voting instructions.